U.S. Securities and Exchange Commission, Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

/X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/ / Pre-Effective Amendment No. _______
/ / Post-Effective Amendment No. ______

and/or

/ / REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
/ / Amendment No. __________

Byzantine Ventures, Inc.
(Exact Name of Registrant as Specified in Charter)

5655 College Avenue, Suite 250
Oakland, California 94618
(Address of Principal Executive Offices)

510-428-1360
(Registrant's Telephone number, including Area Code)

Robert D. Leppo
5655 College Avenue, Suite 250
Oakland, California 94618
(Name and Address of Agent for Service)

Copy to:

Douglas L. Hammer, Esq.
Shartsis, Friese & Ginsburg LLP
One Maritime Plaza, 18th Floor
San Francisco, California 94111

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

It is proposed that this filing will become effective (check appropriate box):

/X/ When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock	200,000	$20	$4,000,000	$1,056

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

FORM N-2

BYZANTINE VENTURES, INC.

CROSS REFERENCE SHEET
Pursuant to Rule 495(a)
ITEM NUMBER AND HEADING	LOCATION IN PROSPECTUS

PART A

1. Outside Front Cover	Outside Front Cover Page
2. Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover
3. Fee Table and Synopsis	Fee Table; Prospectus Summary
4. Financial Highlights	Financial Highlights
5. Plan of Distribution	The Offering; How to Invest; Who May Invest
6. Selling Stockholders	Not Applicable
7. Use of Proceeds	Use of Proceeds
8. General Description of the Registrant	Prospectus Summary; Risk Factors; Business
9. Management	Management
10. Capital Stock, Long-Term Debt and Other Securities	Description of Securities, Dividend Reinvestment Plan
11. Defaults and Arrears on Senior Securities	Not Applicable
12. Legal Proceedings	Legal Proceedings
13. Table of Contents of the Statement of Additional Information	Not Applicable

PART B*

14. Cover Page	Not Applicable
15. Table of Contents	Not Applicable
16. General Information and History	Business
17. Investment Objective and Policies	Investment Objective and Policies
18. Management	Management
19. Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20. Investment Advisory and Other Services	Investment Objective and Policies
21. Brokerage Allocation and Other Practices	Investment Objective and Policies Brokerage Allocation and Other Practices
22. Tax Status	Federal Income Tax Matters
23. Financial Statements	Financial Statements

PART C

The information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement

*Pursuant to General Instructions on Form N-2, all information required to be set forth in Part B, "Statement of Additional Information," has been included in Part A, "The Prospectus."

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 11, 2000

PROSPECTUS

200,000 SHARES

BYZANTINE VENTURES, INC.

COMMON STOCK

Byzantine Ventures, Inc. is a newly formed Delaware corporation that is offering shares of its common stock. Byzantine Ventures is an internally managed, closed-end management investment company. It has elected to be treated as a business development company, a "BDC," under the Investment Company Act of 1940.

The minimum investment in Byzantine Ventures is 100 shares, or $2,000, at a price of $20 per share. The maximum investment in Byzantine Ventures is 5,000 shares, or $100,000, unless this maximum amount is waived by our Board of Directors. Robert D. Leppo, who serves as our President and Chief Investment Officer, will conduct the offering and sale of our shares on behalf of Byzantine Ventures. In addition, shares may be sold through brokers and dealers selected by Mr. Leppo on a best efforts basis. We may pay sales loads of up to $1.00 per share on sales of our shares arranged through brokers and dealers. We are not required to receive any minimum amount of proceeds before closing the offering. We expect that the price of the shares may be quoted in the National Daily Quotation Sheets maintained by the NASD, but will not be listed or traded on a stock exchange. Through August 2000, our President and Chief Investment Officer paid the costs of organizing Byzantine Ventures and preparing for this offering .
	Per Share	Total (Maximum)
Price to Public:	$20	$4,000,000
Maximum Sales Load, if any:	$1	$ 200,000
Proceeds to Byzantine Ventures:	$19	$3,800,000

No market currently exists for our shares. As of September 15, 2000, the price per share to the public represents a premium of approximately $8.56 per share, or 75%, over our net asset value of approximately $11.44 per share after giving effect to the sale of 200,000 shares in this offering. Possibly compounding this dilution, shares of closed-end funds such as Byzantine Ventures frequently trade at a discount from their net asset value, if they trade at all. We will not have any duty to redeem our shares at any time. Accordingly, an investment in our shares involves a high degree of risk. You should purchase shares only as a long-term investment and only if you can afford the complete loss of your investment.

See "Risk Factors" beginning on page 7 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is __________________, 2000.

WHERE YOU CAN FIND MORE INFORMATION 4

FEE TABLE 4

REPORTS TO STOCKHOLDERS 5

PROSPECTUS SUMMARY 5

RISK FACTORS 8

THE OFFERING 10

WHO MAY INVEST 11

HOW TO INVEST 11

DISTRIBUTIONS 12

DIVIDEND REINVESTMENT PLAN 12

CAPITALIZATION 13

USE OF PROCEEDS 13

DILUTION 13

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS 14

BUSINESS 18

INVESTMENT OBJECTIVE AND POLICIES 18

VALUATION OF PORTFOLIO SECURITIES 34

MANAGEMENT 35

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 37

CONFLICTS OF INTEREST 38

INVESTMENT COMPANY ACT REGULATION 39

FEDERAL INCOME TAX MATTERS 40

EMPLOYEE RETIREMENT INCOME SECURITY ACT CONSIDERATIONS 43

DESCRIPTION OF SECURITIES 44

RESTRICTIONS ON TRANSFER 44

LEGAL PROCEEDINGS 45

LEGAL MATTERS 45

EXPERTS 45

CUSTODIAN 45

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different or additional information. We are not offering shares of our common stock for sale in any jurisdiction where such an offer or sale is not permitted. You should not assume that the information in this prospectus is accurate on any date other than the date on the front cover of this prospectus.

This prospectus contains forward-looking statements that involve risks and uncertainties. We use words such as "anticipate," "believe," "plan," "expect," "future," "intend" and similar expressions to identify such forward-looking statements. This prospectus also contains forward-looking statements attributed to third party sources relating to estimates regarding venture capital investing and the growth of the Internet, e-commerce, telecommunications, networking, software and Intranet infrastructure industries. You should not rely on these forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks described under "Risk Factors" and elsewhere in this prospectus.

This prospectus concisely provides information that you should know about us before investing in our shares. You should read this prospectus carefully and retain it for future reference. The prospectus is available on our website at __________________ and on the Securities and Exchange Commission's web site at http://www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a Registration Statement on Form N-2 with the Securities and Exchange Commission regarding this offering. This prospectus is a part of the registration statement. It sets forth concisely the information about Byzantine Ventures that a prospective investor should know before investing. You should read this prospectus and retain it for future reference. This prospectus does not include all of the information included in the registration statement. You should read the registration statement and its exhibits to obtain additional information. References in this prospectus to any of our contracts or other documents are not necessarily complete, and you should refer to the exhibits attached to the registration statement for copies of the entire contracts and documents.

You may read and copy the registration statement, its exhibits and the other materials we file with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference room at 450 Fifth Street N.W., Washington, D.C. 20549, and at the Securities and Exchange Commission's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, Suite 1300, New York, New York 10048. You may also request copies of those documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission. You may call the Securities and Exchange Commission at 1-800-732-0330 for further information about the operation of the public reference rooms. The Securities and Exchange Commission also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file with the Securities and Exchange Commission; that site's address is www.sec.gov. You may also request a copy of these filings, at no cost, by writing or telephoning us at: Byzantine Ventures, Inc., 5655 College Avenue, Suite 250, Oakland, California 94618, 510-428-1360.

FEE TABLE

The following table illustrates the expenses and fees that we expect to incur and that stockholders can expect to bear, assuming we sell all 200,000 shares of our common stock that we are offering by this prospectus.

We estimate our annual expenses, as a percentage of net assets attributable to shares of our common stock as of September 15, 2000, after giving effect to the sale of 200,000 shares in this offering, as follows:

Compensation and benefits (including consulting and directors' fees) 1.0%

Legal, Accounting and Audit 1.1%

Other expenses 1.1%

Total Estimated Annual Expenses 3.2%

Based on these estimated expenses, the total expenses relating to an investment of $10,000 would be as follows, assuming a 5% annual return, reinvestment of all dividends and distributions and sale of the shares at the end of each period:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$328	$1,001	$1,697	$3,551

While this example assumes a 5% annual return, Byzantine Ventures' actual performance will vary and may result in actual returns greater or less than 5%. The above example should not be considered a representation of past or future expenses or performance. Actual expenses of Byzantine Ventures will most likely differ from those shown.

The purpose of the tables above is to help you understand the various costs and expenses that you would bear directly or indirectly as a stockholder. For a more complete description of the costs and expenses, see "Management." Because we organized Byzantine Ventures only very recently and we do not have significant operating experience, we do not consider these estimates to be reliable.

REPORTS TO STOCKHOLDERS

We will furnish to our stockholders annual reports containing audited financial statements and other periodic reports that we elect to furnish or that are required by applicable laws. In the subscription agreement completed by each of our stockholders, each stockholder will consent to delivery of these reports and all other communications from Byzantine Ventures either by electronic mail or by the stockholder's having access to our web site, on which we will post our communications to stockholders. Unless and until the stockholder writes to us to revoke that consent, we will furnish all of our communications to the stockholder electronically. Each stockholder who revokes the consent to receive communications from us electronically will receive by first class mail our annual report and any other reports required by law.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that is important to you. To understand this offering fully, you should read the entire prospectus carefully, including the risk factors.

Introduction

Byzantine Ventures, Inc. is a newly formed, internally managed, closed-end investment company. We have elected to be treated as a business development company, or "BDC," under the Investment Company Act, which means that we are required to make specified types of investments and that we must offer "significant managerial assistance" to companies in which we invest. We have been organized to provide stockholders the opportunity to participate in high-risk venture capital investments that are generally not available to the public and that typically require substantial financial commitments.

Investment Objective and Policies

Our investment objective is long-term capital appreciation. To achieve this objective, we invest our assets primarily in equity securities of private United States companies that are seeking capital for start-up operations, business expansion, product development or strategic acquisitions. We invest primarily in information technology companies, particularly in the Internet, e-commerce, telecommunications, networking, software and Intranet infrastructure areas. We also invest in other industries, such as entertainment, biotechnology, medical products and manufacturing. Robert D. Leppo contributed to Byzantine Ventures a portfolio of venture capital investments in start-up companies and $7,408,750 in cash in exchange for 2,000,000 shares. Those initial investments are described on pages 19 to 32. In the future, we may invest directly in financings of start-up and development stage companies. We will supplement this prospectus when we make any investment that we believe you would consider important.

We may invest in companies of any size, but we generally expect to invest in very small companies with little or no revenues. We will not limit the amount of any particular investment that we make. Generating current income for distribution to stockholders is not relevant to our selection of investments. We cannot assure you that we will achieve long-term capital appreciation. Byzantine Ventures is not a "tax shelter" and is not intended to shelter your taxable income from other sources. See "Investment Objective and Policies."

Summary Financial Data

Our financial statements as of May 31, 2000, appear on pages 46 to 50 of this prospectus. Except for our organization and the contributions of cash and portfolio investments to our capital by Robert D. Leppo, we had no operations through May 31, 2000. At May 31, 2000, we had total assets and net assets of $11,923,635 and a net asset value per share of $5.96, based on 2,000,000 shares outstanding.

Risks

Substantial risks are associated with an investment in shares, including:

    We invest in start-up and early stage companies with very little or no operating or earnings history.

    In purchasing our shares, you will pay a substantial premium over the net asset value of the shares you buy.

    You will not be able to participate in investment decisions that we make.

    Most of our investments are not and will not for the foreseeable future be publicly tradable and are subject to lengthy restrictions on transfer.

    Our President and Chief Investment Officer and others of our directors may encounter conflicts of interest in performing their duties.

The Offering

We are offering 200,000 shares at $20 per share, a total of $4,000,000. You may purchase shares only if you have reviewed the suitability standards in this prospectus and have acknowledged that you meet or exceed those standards. See "Who May Invest." There will be no minimum offering. If we do not sell all 200,000 shares, Robert D. Leppo, our founder and majority stockholder, will hold a proportionately greater percentage of the outstanding shares.

The offering will terminate at the discretion of our Board of Directors, but in no event later than 9 months from the date of this prospectus.

Shares will not be listed on any securities exchange, although we hope that the price of the shares will be quoted in the National Daily Quotation Sheets maintained by the NASD.

Chief Investment Officer; Fees

Robert D. Leppo, President and Chief Investment Officer of Byzantine Ventures, manages our investment program. Mr. Leppo's background and experience are described under "Management." As the Chief Investment Officer, Mr. Leppo is responsible for finding, evaluating, structuring, monitoring and liquidating our investments. We will not pay any fees to Mr. Leppo for these services, although we will pay him a salary.

Conflicts of Interest and Co-Investment

Our President and Chief Investment Officer and others of our directors and officers are subject to various conflicts of interest arising out of their relationships with Byzantine Ventures and its portfolio companies. See "Conflicts of Interest." For example, we may invest in companies in which our President and Chief Investment Officer and our other affiliates may also invest. Such investments can be made without your approval. Such investments must, however, in the future either be approved by a majority of our disinterested directors or be made pursuant to an exemptive order from the Securities and Exchange Commission.

Directors

Byzantine Ventures is managed and supervised by its Board of Directors. Currently, we have 3 directors. Of these, Robert D. Leppo is an "interested person" of Byzantine Ventures, as that term is defined in the Investment Company Act, and Gerald Katz and Daniel S. Krebs are not interested persons. Our directors have delegated supervision of the day-to-day operations of Byzantine Ventures to Robert D. Leppo and our Vice President and Chief Operating Officer, Susan L. Singleton.

Closed-end Fund Structure

We are a newly-organized closed-end fund. Closed-end funds differ from open-end funds, which are commonly called mutual funds, in that closed-end funds, unlike mutual funds, generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a stockholder. This means that if stockholders desire to sell their shares of a closed-end fund they must trade them on the market like any other stock at the price prevailing in the market for the shares at that time. Trading in our shares will commence when this offering terminates, up to 9 months after the date of the offering, if there is a market for our shares at all. Prior to that date or an earlier date that our Board of Directors may fix, transfers of our shares will not be permitted.

A mutual fund, unlike a closed end fund, redeems its shares at "net asset value" if a stockholder desires to sell its shares. Mutual funds also usually offer new shares of the fund on a continuous basis to new investors, whereas closed-end funds do not. In addition, shares of closed-end funds frequently trade at discounts to their net asset values. In particular, our shares may trade at a discount even greater than other closed-end funds, because we may not realize a return on our investments for a considerable time.

RISK FACTORS

Substantial risks are associated with an investment in Byzantine Ventures' shares. You should read all sections of this prospectus carefully and consult with your financial, tax and legal advisers regarding the risks of this investment.

Byzantine Ventures is newly organized and has no prior operating history.

Because we are newly organized, there is no historical operating information on which you can base your investment decision. In addition, we are subject to all of the business risks and uncertainties associated with any new business enterprise. We may not meet our investment objectives, and the value of your investment in Byzantine Ventures may decline substantially or be reduced to zero. You should purchase our shares only if you can afford a complete loss of your investment.

Our venture capital investments are extremely risky.

Our success, if any, will depend on the success of the companies in which we invest. Each investment involves a high degree of business and financial risk that can result in substantial or complete loss. Among these are the risks associated with investing in companies at an early stage of development or with little or no operating results and companies that need substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies may face marketing, personnel and management problems that are more acute and debilitating than those of established companies with substantial assets or historic operations. Such companies often also face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Even when our investment is represented by a promissory note, the note is unsecured and the company is not likely to have the means to repay it. All of our portfolio companies could fail.

Technologies acquired or developed by our portfolio companies may become obsolete before they can be commercialized.

We have made and will make significant equity investments in companies in rapidly changing high-technology fields. Neither we nor any of our portfolio companies have any control over the pace of technology development. A portfolio company could acquire the rights to or develop a technology that is rendered obsolete by other technological developments. Our portfolio companies might fail to acquire or develop necessary technology.

Costs of commercialization of our portfolio companies' products and services may exceed their resources.

Technology companies in which we invest may not be able to commercialize their technology or product or service concepts with the resources they have available, or at all. The failure or success of such companies often depends to a large extent on their ability to create new products and services and improve existing ones. Any company in which we invest might fail in its commercialization efforts.

We have a limited amount of funds available for investment in portfolio companies and accordingly our portfolio will continue to lack diversification.

Because of the limited amount of funds that we expect to raise in this offering, and the limited portfolio that Robert D. Leppo has contributed to Byzantine Ventures, it is unlikely that we will be able to invest in more than a few companies. In addition, our investment focus is predominantly on the information technology industry. Our investments will not be diversified. Our assets are subject to greater risk of loss than if they were diversified, because the failure of one or more of our limited number of investments, or a general downturn in the information technology sector, could have a material adverse effect on our financial condition.

You will have no control over our operations.

Robert D. Leppo controls and will continue to control Byzantine Ventures. You will have no control over our management and must rely almost exclusively on our President and Chief Investment Officer and our other directors and officers. They may take actions with which you disagree.

Our President and Chief Investment Officer, Robert D. Leppo, has no prior experience operating a business development company.

Robert D. Leppo has never operated or managed a business development company or a venture capital fund. His experience investing for his own account may not be relevant to management of Byzantine Ventures.

You will be relying on our Chief Investment Officer to make investments and may not like the investments he selects.

You will not be able to evaluate any of our future investments before we make them. You will not have the right to a return of your investment if you do not like the investments we make. We rely exclusively on Robert D. Leppo, our Chief Investment Officer, to select investments for Byzantine Ventures in accordance with our investment objectives.

Our investments are illiquid.

We invest our assets in restricted securities and other illiquid investments. Restricted securities may be resold to the public only with an effective registration statement under the Securities Act of 1933 or under an exemption from registration, such as that for a privately negotiated transaction. We may not be able to sell our restricted and other illiquid securities at the desired time or at prices as high as the values at which we carry those securities on our books.

Other practical limitations may inhibit our ability to sell or distribute securities in our portfolio. For example, we may own a relatively large percentage of the company's outstanding securities, and as a large stockholder we would be subject to restrictions on sale of those securities under the Securities Act. In addition, customers, other investors, financial institutions or management may be relying on our continued investment. Our sale of portfolio securities may also be limited by the overall equity market conditions, which are beyond our control.

The limited liquidity of our investments could prevent or delay any sale, and reduce our sale proceeds.

Our offering price is much higher than our net asset value and may be much higher than the market price of our shares, even if a market develops.

The public offering price of our shares is much higher than our current net asset value and was arbitrarily determined by the Board of Directors. The public offering price bears no relationship to the assets, book value or net worth of Byzantine Ventures and does not indicate the present or future value of Byzantine Ventures. If our shares trade at a price below the offering price, even if that price is more than our net asset value, purchasers of shares in this offering who desire to sell them may not be able to do so without sustaining substantial losses. The market value of our shares, if a public market ever develops, may be substantially less than the value of our portfolio as determined by the Board of Directors or the resulting net asset value per share. A market for our shares may not develop at any price. As a result, our stockholders may suffer substantial losses in value of their shares that bear little or no relation to any changes in the value of our portfolio.

The value we place on our investments may not accurately reflect their future value or the value that we will receive for them, if and when we sell them.

Restricted securities are difficult or impossible to value accurately. We are required by the Investment Company Act to determine the value of our illiquid securities on a quarterly basis and make a good faith determination that fair value is ascribed to them. See "Valuation of Portfolio Securities." Generally, such investments are valued on a going-concern basis, without giving effect to any disposition costs. If we are required to sell any of our investments, we might not receive the fair value determined by our Board of Directors. If we do not receive that fair value for our investments that we sell, our net asset value would be reduced.

There may not be a market for your shares.

Our shares will not be listed on any securities exchange and an active trading market for shares is not likely to develop. For a period ending up to 9 months from the date this offering begins, transfers of our shares will not be permitted. Additionally, because we are a closed-end business development company, our shares may trade for less than net asset value thereafter, if they trade at all. You should invest in shares only as a very long-term investment and without any expectation that you will be able to sell your shares for the foreseeable future or at a price that you consider reasonable.

We may need additional capital.

We expect that many of the companies in which we invest will require additional financing. The amount of additional financing needed will depend on the maturity and objectives of the particular company. If sufficient capital is not readily available, a company may have to raise capital at a price unfavorable to the existing investors, including Byzantine Ventures, or it may be forced to discontinue its business. Therefore, we may need to make additional investments in portfolio companies to protect our initial investments. Follow-on investments would reduce our assets available to make subsequent investments in other companies. In addition, because of the limited amount of funds that we expect to raise in this offering, we may not have the funds available to make follow-on investments. The availability of capital is generally a function of capital market conditions that are beyond our control or the control of any of our portfolio companies. Our portfolio companies and we might not be able to predict the future capital requirements necessary for success. Additional funds might not be available on acceptable terms from any source.

We may be liable to companies in which we invest.

We participate in the management of many companies in which we invest. We often have a representative on a company's board of directors. Consequently, we may be subject to liability from lawsuits against our representatives and our assets may be exposed to satisfy those claims.

We are subject to significant regulation that may prevent us from taking advantage of attractive opportunities.

We have elected to be regulated as a business development company under the Investment Company Act, which severely limits our activities, including restrictions on the nature of our investments, our use of leverage, and our issuance of securities, options, warrants or rights. We generally must invest at least 70% of our assets in securities of nonpublic companies or public companies the shares of which are not eligible for margin loans under the rules of the Federal Reserve Board. We must make significant managerial assistance available to our portfolio companies. These restrictions limit our ability to make some potentially attractive investments. See "Investment Company Act Regulation."

We are not providing you with legal representation.

Our legal counsel and accountants have not been retained by you and will not provide legal or tax advice to you. Since legal counsel for Byzantine Ventures is also counsel for our President and Chief Investment Officer, such counsel might be required to withdraw from representing Byzantine Ventures, or from representing our President and Chief Investment Officer, or both, if a conflict of interest arises.

THE OFFERING

We are offering 200,000 shares of our common stock at $20 per share. Robert D. Leppo, our President and Chief Investment Officer, is conducting our offering of shares. After this offering, the price of the shares may be quoted in the National Daily Quotation Sheets maintained by the NASD. Through August 2000 our President and Chief Investment Officer paid the costs of organizing Byzantine Ventures and preparing for this offering. There is no minimum amount of proceeds that we are required to receive before closing the offering. If we do not sell all 200,000 shares, Robert D. Leppo will hold a proportionately greater percentage of the outstanding shares after the offering. We may engage brokers and dealers to help us sell shares on a best efforts basis. We may pay them sales loads of up to $1.00 per share on sales of our shares through them. The offering will terminate at the discretion of our Board of Directors, but in no event later than 9 months from the date of this prospectus.

You may purchase shares only if you are a resident or domiciliary of the United States and you have reviewed the suitability standards in this prospectus and represent that you meet or exceed those standards. You will be required to complete and execute a subscription agreement in the form included with this prospectus. When you submit a subscription agreement, you must tender a check or wire transfer payable to "Byzantine Ventures, Inc." in the amount of $20 multiplied by the number of shares you want to purchase. The minimum investment amount is $2,000. See "Who May Invest."

Our directors have complete discretion to accept or reject any subscription for shares. If they reject a subscription, the amount subscribed, without interest, will be returned promptly to the subscriber. A subscription may be rejected for the subscriber's failure to meet the suitability requirements, because of an over-subscription of the offering or for any other reason, in our discretion. Our directors and their affiliates may purchase shares, without limitation, on the same terms as other investors.

WHO MAY INVEST

Shares may be an appropriate investment for you if you want to place a small portion of your portfolio in a high-risk, aggressive growth investment that further diversifies your holdings. An investment in our shares entails extreme risk. You should consider investing in our shares only if you have no need for liquidity of your investment for a number of years and you can bear the financial risk of losing your entire investment.

To purchase shares, you must represent in writing that you are a resident or domiciliary of the United States and that either:

    you have a net worth, exclusive of home, furnishings and automobiles and any liabilities secured by those assets, of at least twenty times the amount of your investment or you have annual gross income, individually or jointly with your spouse, of at least ten times the amount of your investment.

In addition, investment in Byzantine Ventures must be consistent with your investment objectives. You must also represent that you understand the risks of the investment, including, among others, the lack of liquidity of our shares, the background and qualifications of our President and Chief Investment Officer, and the tax consequences to you.

If you are purchasing through a trust, individual retirement account or other fiduciary account, these standards must be met by the beneficiary of the trust or other fiduciary account itself, or by the trust donor or grantor if that party is a fiduciary and directly or indirectly supplies the funds for the purchase.

You may subscribe for a minimum of 100 shares, a minimum investment of $2,000. You will not be permitted to purchase more than 5,000 shares, an investment of $100,000, without the approval of our Board of Directors.

In addition to the foregoing considerations, trustees and custodians of tax-qualified plans that are considering an investment in shares should consider the diversification requirements of the Employee Retirement Income Security Act, in light of the nature of our venture capital investments and the lack of liquidity of shares. The responsible fiduciary must determine the prudence of such an investment, taking into account all the facts and circumstances of the tax-qualified retirement plan and the nature of an investment in shares. An investment in Byzantine Ventures will not create an individual retirement account or other tax-qualified plan for any investor.

HOW TO INVEST

If you desire to purchase at least 100 shares, you must complete and execute a subscription agreement in the form that accompanies this prospectus and submit it to our custodian, along with your subscription payable to "Byzantine Ventures, Inc." Our custodian is First Republic Trust Company. At any time during this offering, you may subscribe for additional shares by completing, executing and submitting an additional subscription agreement and payment, except that you may not subscribe for more than 5,000 shares in the aggregate, unless our Board of Directors approves the excess subscription. Payment methods are described more fully in the subscription agreement.

We will direct the custodian to return your subscription payment, without interest, promptly in full if we do not accept your subscription. We will keep confidential all information you provide and disclose it only to our directors, including our President and Chief Investment Officer, and our affiliates, consultants and service providers, except as required or requested by governmental, administrative and regulatory authorities.

DISTRIBUTIONS

At least once each year, we will make distributions of cash and securities to you of at least 90% of the net investment income, if any, that we receive from interest and dividends plus net short-term capital gains. We cannot predict when we will make any distributions. If we incur indebtedness, the Investment Company Act limits our ability to make distributions if at any time our "asset coverage ratio" is below 300%.

If any of our portfolio companies elects to sell its shares in an initial public offering, or if we receive publicly-traded stock from an acquirer of one of our portfolio companies, we may distribute to our shareholders all or part of the portfolio company shares that we hold or the acquiring company shares that we receive. Any shares we distribute may be subject to transfer restrictions, including a lockup period, which may prohibit you from selling the distributed shares for 6 months or more.

We intend to qualify for the special tax treatment provided under Subchapter M of the Internal Revenue Code of 1986. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income, consisting generally of net investment income and net short-term capital gains. These distributions will be taxable to you as ordinary income or capital gains. You may be proportionately liable for taxes on income and gains of Byzantine Ventures, but, if you are not subject to tax on your income, you should generally not be required to pay tax on amounts that we distribute to you, unless you borrowed the funds used to purchase shares. We will inform stockholders regularly of the amount and nature of our income and gains. A more detailed discussion of the federal income tax considerations applicable to us and to an investment in our shares is included under the heading "Federal Income Tax Matters."

DIVIDEND REINVESTMENT PLAN

All of our stockholders who hold shares in their own names will automatically be enrolled in our Dividend Reinvestment Plan, or the Plan, unless they elect not to be so enrolled. Stockholders enrolled in the Plan will have their cash dividends and distributions automatically reinvested by Transfer Online, Inc., the Plan Agent, in additional shares. Any stockholder that does not want to participate in the Plan may elect to receive dividends and distributions in cash. For any shares that are held by banks, brokers or other entities as nominees for beneficial stockholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by the nominees as being registered for stockholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, or your broker or other nominee, as the case may be, in writing.

The Plan Agent administers the Plan as agent for the participating stockholders. When we declare a dividend or distribution payable in cash or in additional shares, the stockholders participating in the Plan will receive their dividend or distribution in additional shares. Those shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share on the record date for a dividend or distribution equals or exceeds the net asset value, we will issue new shares to the Plan at their net asset value to complete the distribution. If the net asset value exceeds the market price, the Plan Agent will purchase the number of shares necessary to complete the distribution in the open market.

The Plan Agent will maintain all stockholder accounts in the Plan and furnish written confirmation of all transactions. Shares in the Plan will be held in the name of the stockholder and the stockholder will be considered the beneficial owner of the shares for all purposes.

We do not charge stockholders for participating in the Plan or for the reinvestment of dividends and distributions. We will not incur brokerage commissions with respect to newly issued shares issued in connection with the Plan. Stockholders will, however, be charged a pro rata share of any brokerage commissions charged for open market purchases for the Plan. We also pay fees to the Plan Agent, which reduces our net asset value.

We may terminate the Plan at any time. We may also amend the Plan on providing written notice to stockholders participating in the Plan at least ninety days prior to the amendment. You may withdraw from the Plan by written request to the Plan Agent. You may obtain additional information about the Plan from the Plan Agent at 227 South West Pine Street, Portland, Oregon 92704, telephone 603-227-2950.

CAPITALIZATION

Our capitalization as of the date of this prospectus is as follows:
(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Robert D. Leppo	(4) Shares Outstanding* Exclusive of Amount Shown in Column (3)
Common Stock	20,000,000 Shares	2,000,000	66,500

* Purchasable within 60 days of September 15, 2000 on exercise of outstanding stock options.

USE OF PROCEEDS

We expect that we will have approximately $6,194,000 available to invest, if we sell all 200,000 shares being offered, although we do not know whether all of those shares will be sold. We already own a portfolio of venture capital investments contributed by Robert D. Leppo in exchange for our shares or purchased by us with cash contributed by Mr. Leppo. We expect to use the net proceeds of this offering to pay brokerage commissions for this offering estimated at not more than $200,000, pay offering expenses estimated at $170,000, establish operating reserves of $800,000, and make additional investments in existing or new portfolio companies, consistent with our investment objective. Until we make such investments, we intend to invest the net proceeds of this offering in time deposits, money market instruments, short-term income-producing securities and high quality short-term debt instruments. Our ability to achieve our investment objective may be limited to the extent that we hold the net proceeds, pending full investment, in time deposits and other short-term instruments. See "Investment Objective and Policies."

DILUTION

Purchasers of shares of our common stock in this offering will experience immediate and substantial dilution in the net tangible book value per share from the initial public offering price. As of September 15, 2000, Byzantine Ventures' net tangible book value was approximately $22,100,000, or approximately $10.69 per share, based on 2,066,500 shares outstanding, including shares to be issued on exercise of outstanding options that are exercisable within 60 days. Net tangible book value per share represents the amount of Byzantine Ventures' total tangible assets less total liabilities, divided by that number of shares outstanding. Dilution per share represents the difference between the amount per share paid by purchasers of shares in this offering, and the net tangible book value per share immediately after completion of this offering. After giving effect to the sale of 200,000 shares in this offering and our receipt of the net proceeds, assuming no brokerage commissions are paid, the pro forma net tangible book value at September 15, 2000, would have been approximately $25,930,000 or $11.44 per share. This represents an immediate increase in net tangible book value of $.75 per share to existing shareholders and an immediate dilution in net tangible book value of $8.56 per share to investors purchasing shares in this offering. The following table illustrates this per share dilution.
Initial public offering price $20.00
Net tangible book value before this offering 10.69
Increase in net tangible book value attributable to new investors .75
Net tangible book value after this offering 11.44

Dilution to new investors $ 8.56

The following table summarizes as of September 15, 2000, the difference between the number of shares of common stock purchased from Byzantine Ventures, the total consideration paid, and the average price paid per share by Byzantine Ventures' directors, officers and employees, and new investors.
	Shares Purchased		Total Consideration		Average Price per Share
	Number	Percent	Amount	Percent
Existing Shareholders*	2,066,500	91%	$19,626,655	83%	$9.50
New Investors	200,000	9%	4,000,000	17%	$20.00
Total	2,266,500	100%	$23,626,655	100%

* Includes shares purchasable within 60 days of September 15, 2000, on exercise of outstanding stock options, and payment of the exercise prices.

As of the date of this Prospectus, Byzantine Ventures had granted or committed to grant stock options to purchase an aggregate of 14,000 shares of common stock at an exercise price of $5 per share and stock options to purchase an aggregate of 82,000 shares of common stock at an exercise price of $10 per share. To the extent that the options that are not exercisable within 60 days become exercisable and are exercised, new investors will suffer further dilution.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

You should read this discussion in conjunction with the audited financial statements and other financial information in this prospectus. This prospectus contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those discussed in the forward-looking statements because of various factors, including, but not limited to, those listed in "Risk Factors" and matters discussed elsewhere in this prospectus.

Performance

The following table lists all of our current investments in private companies through September 15, 2000, the dates such investments were first made, either by Byzantine Ventures directly or by Mr. Leppo, and the dates of any follow-on investments. The table also shows the class of security we own, the initial cost of each such investment and the current value of each such investment as determined by our Board of Directors. No public market currently exists for any of our investments and therefore determination of their current value is inexact and subjective. In determining the current value of each investment, our Board considered its initial cost and significant subsequent developments, such as results of operations, changes in market conditions, subsequent financing and future financial prospects.
Company	Date of Investment	Class of Security	Aggregate Cost	Current Value
AeroAstro, Inc.	9/26/96-6/2/00	Common Stock	$1,866,592	$2,514,214
Array BioScience Corp.	7/16/99	Series A Convertible Preferred Stock	50,000	365,726
	9/6/00	Series B Convertible Preferred Stock	50,000	50,000
AuctionWatch.com, Inc.	2/17/99	Series A Preferred Stock	112,498	3,543,750
Better Physiology, Ltd.	9/15/00	Series A Convertible Preferred Stock	250,000	250,000
BioProtocol, Inc.	11/19/99	Series B Preferred Stock	25,000	25,000
	8/22/00	Note convertible into Series C Preferred Stock	75,000	75,000
Bonds Consulting	6/14/00	Promissory Note	500,000	500,000
Boveran, Inc.	2/16/99	Series A Convertible Preferred Stock	512,500	595,766
BridgePath, Inc.	4/12/99	Series A Preferred Stock	150,000	733,496
BytheVine, Inc.	8/25/00	Note convertible into Series A Preferred Stock	60,000	60,000
Celestis, Inc.	7/6/96-4/26/00	Common Stock	70,000	70,000
Chronix Biomedical	6/16/00	Common Stock	500,000	500,000
Constructors, Inc.	2/18/99	Series A Preferred Stock	225,000	600,000
	3/2/00	Series B Preferred Stock	10,000	10,000
dashbox.com, Inc.	4/21/00	Series A Preferred Stock	10,000	10,000
Decimal, Inc.	7/31/00	Series A Preferred Stock	225,000	225,000
Environmental News Network, Inc.	6/16/00	Series B Convertible Preferred Stock	50,000	50,000
ePIT, Inc.	12/7/99	Common Stock	520	520
	3/19/99	Series A2 Preferred Stock	50,000	130,000
GetRelevant	10/5/99	Series A Preferred Stock	330,000	387,750
	12/30/99	Series B Preferred Stock	62,500	62,500
Hazel Wood Productions	6/15/99	Series A Convertible Preferred Stock	75,000	75,000
	8/9/00	Common Stock	10,000	10,000
High Adventure Travel, Inc.	10/30/98	Common Stock	41,667	41,667
	2/9/99	Series A Preferred Stock	195,000	477,622
	8/27/99	Series B Preferred Stock	65,000	65,000
	7/31/00	Note convertible into Series C Preferred Stock and Warrant to Purchase Common Stock	300,000	300,000
HoneyLuna, Inc.	8/3/00	Series A Preferred Stock	205,000	205,000
Impulse Devices, Inc.	11/12/99	Common Stock	100,000	100,000
	3/31/99	Series A Preferred Stock	227,500	978,250
	12/22/99	Series B Preferred Stock	200,002	200,002
Internet SuperComputer, Inc.	7/25/00	Series B Preferred Stock	150,000	150,000
Inviziblehand, Inc.	5/5/00	Series A Preferred Stock	52,000	52,000
	9/13/00	Note convertible into Series A Preferred Stock	100,000	100,000
iSPIRITUS.com, Inc.	6/2/00	Note convertible into Preferred Stock	30,000	30,000
MedSeek Inc.	2/24/99, 5/26/00	Common Stock	671,250	671,250
MedSign International, Inc.	8/20/99	Series A Convertible Preferred Stock	15,000	15,000
NetAlive, Inc.	6/19/00	Series A Convertible Preferred Stock	92,500	92,500
OntheRail, Inc.	5/26/00	Note convertible into Series A Preferred Stock	100,000	100,000
PrintQuote.com, Inc.	2/26/99, 11/29/99	Common Stock	100,000	358,055
	2/26/99	Series A Preferred Stock	500,000	689,063
Relay Systems, Inc.	5/25/99	Series A-1 Preferred Stock	50,000	50,000
	6/7/99	Series A-2 Preferred Stock	50,000	50,000
	7/23/99	Series A-3 Preferred Stock	50,000	50,000
	5/24/00, 6/29/00	Note convertible into Series B Preferred Stock	200,000	200,000
ServOn Inc.	2/26/99	Common Stock	10,000	10,000
	2/26/99	Series A Convertible Preferred Stock	1,350,000	1,350,000
	9/6/00	Note convertible into Series B Convertible Preferred Stock	500,000	500,000
Spacify.com	3/22/00	Series A Convertible Preferred Stock	152,000	152,000
	9/7/00	Series B Convertible Preferred Stock	150,000	150,000
Tribalectic, Inc.	8/7/00	Series A Convertible Preferred Stock	137,500	137,500
Trimet Industries, Inc.	7/1/00	Common Stock	55,000	55,000
WCdocs.com, Inc.	6/27/00	Series A Preferred Stock	25,000	25,000
Total				1

As shown in the table, the total cost of our current portfolio to Mr. Leppo (or to Byzantine Ventures if purchased by us) was $11,144,029 and its current value is estimated at $18,198,631. This increase of $7,054,602 over the cost was the result of unrealized investment gains, of which Mr. Leppo recognized $4,477,626 before he contributed the portfolio assets to Byzantine Ventures. The major factor contributing to such gains was the continuing interest in growing Internet companies by the investment community. Byzantine Ventures believes that growth in revenues, particularly when accompanied by profitability, will continue to spur our backlog of unrealized investment gains. We do not believe, however, that a portfolio company's presence on the Internet is enough by itself to benefit our performance in the future if that company is losing money. In making current and future portfolio investments, Byzantine Ventures intends to continue to focus on companies that we believe can become or remain profitable as quickly as possible with the minimum investment.

The following table lists our commitments to or investments in private companies after September 15, 2000. The table also shows the class of security we own or will own, the initial cost of each such investment and the current value of each such investment as determined by our Board of Directors. No public market currently exists for any of our commitments or investments and therefore determination of their current value is inexact and subjective. Our Board determined that the current value of each investment is its initial cost, in the absence of significant subsequent developments.
Company	Date of Investment	Class of Security	Aggregate Cost	Current Value
BytheVine, Inc.	*	Series A Convertible Preferred Stock	$140,000	$140,000
Constructors, Inc.	10/4/00	Note convertible into Series C Preferred Stock and Warrant to Purchase Series C Preferred Stock	50,000	50,000
Decimal, Inc.	9/26/00	Note convertible into Series B Preferred Stock	200,000	200,000
High Adventure Travel, Inc.	10/11/00	Note convertible into Series C Preferred Stock	300,000	300,000
Impulse Propulsion Systems, Inc.	*	Note convertible into Preferred Stock	100,000	100,000
Inviziblehand, Inc.	*	Note convertible into Series A Preferred Stock	100,000	100,000
NetAlive, Inc.	9/19/00	Note convertible into Series B Preferred Stock	70,000	70,000
	*	Series B Preferred Stock	140,000	140,000
OntheRail, Inc.	*	Series A Preferred Stock	150,000	150,000
Orcus Enterprises, Inc.	10/11/00	Series A Preferred Stock	25,000	25,000
Zeptocon Scientific Corporation	*		300,000 ________	300,000 ________
Total

* Byzantine Ventures has committed to making these investments, but has not funded them. The amount of each commitment is included in the reserves set aside by the Board of Directors in the amount of $1,575,000. See "Use of Proceeds."

Liquidity and Capital Resources Investment Outlook

We expect that we will have approximately $6,194,000 available to invest if we sell all 200,000 shares being offered in this offering, although we do not know whether all of those shares will be sold. We expect to use the net proceeds to make additional investments in existing or new portfolio companies for start-up operations, business expansion, product development or strategic acquisitions. See "Use of Proceeds." The Board of Directors has reserved $800,000 to cover our estimated operating exp either a public or a private offering. We cannot offer any assurance that we will be able to raise additional money that we may need, whether by borrowing or selling more shares, on reasonable terms, or at all.

Byzantine Ventures expects that a significant portion of money raised may be invested in helping existing investments get to profitability. We expect that new investments may be made in a variety of industries. Byzantine Ventures looks for opportunities to make new investments characterized by:

    A clear statement of what products or services will be offered -- companies doing or proposing to do something unique that no one else is doing are particularly favored;

    The presence of at least one individual, usually the chief executive officer, who is dedicated to working full time in making the venture a success; and

    A focus on reaching profitability soon with relatively little investment.

Until we make such investments, we intend to invest the net proceeds of this offering in time deposits, money market instruments, short-term income-producing securities and high quality short-term debt instruments.

BUSINESS

We are a non-diversified, closed-end business development company, a "BDC," organized earlier this year as a Delaware corporation. A BDC is operated for the purpose of making investments primarily to foster smaller, developing businesses. A BDC makes available significant managerial assistance to the companies in which it invests. We are primarily in the business of venture capital, although we may make other types of investments. Generally, venture capital investing provides growth capital to start-up and emerging growth companies and actively helps, with both financial and human resources, to build those companies. Our Chief Investment Officer identifies, structures and negotiates our investments. He and our other directors, officers and consultants monitor and assist our portfolio companies.

INVESTMENT OBJECTIVE AND POLICIES

Long-Term Capital Appreciation

Our investment objective is long-term capital appreciation. Income is not an objective. We might not achieve our investment objective.

Types of Investments by Byzantine Ventures

We invest our assets primarily in equity securities of private U.S. companies that are seeking capital for start-up operations, business expansion, product development or strategic acquisitions. We invest primarily in information technology companies, particularly in the Internet, e-commerce, telecommunications, networking, software and Intranet infrastructure areas. We also invest in other industries, such as entertainment, biotechnology, medical products and manufacturing. We may invest in companies of any size, but ordinarily invest in very small companies with little or no revenues. Robert D. Leppo contributed to Byzantine Ventures a portfolio of venture capital investments in start-up companies and $7,408,750 in cash in exchange for 2,000,000 of our shares. Those investments in start-up companies are identified on pages 19 to 32. In the future, we may invest directly in financings of start-up and early stage companies. We will supplement this prospectus if, before this offering ends, we make any investment that we believe you would consider important.

Investment Concentration

As a non-diversified investment company, we face few regulatory restrictions on the proportion of our total assets that we may invest in the securities of any one company, or on the proportion of our total assets that we allocate to controlling interests in companies. We do not, however, intend to make any new investment that amounts to more than 10% of our total assets, at the time of the investment, in the securities of any one company. We also do not intend to make any new investment that amounts to more than 10% of our total assets, at the time of the investment, that would give us a controlling interest in a company.

Average Investment

Although investment amounts vary considerably, we expect that typically an initial investment by Byzantine Ventures in a portfolio company will be between $25,000 and $600,000.

Follow-on Investments

After our initial investment in a company, we may provide additional or "follow-on" investments in the same company. See "Risk Factors--We may need to invest additional capital." Follow-on investments may be made under an agreement to acquire additional securities or otherwise to increase our ownership position in a successful or promising investment. We may also be asked to make follow-on investments for a number of other reasons, including providing additional capital to a company to implement the company's business plan, to develop a new line of business or to try to recover from unexpected business problems.

Investment Decisions

Potential opportunities for investing in portfolio companies come to our attention primarily through our Chief Investment Officer, Robert D. Leppo. Investment opportunities that are attractive to major investors such as mainstream venture capital (VC) firms generate the funds they need at a valuation higher than Byzantine Ventures wants to pay. Therefore, Byzantine Ventures is more interested in investments that have merit but also have one or more significant characteristics that prevent them from getting funded quickly, or at all, from major VC firms. These characteristics include:

    The company needs less money than VCs want to invest; commonly VCs focus on deals needing more than $1,000,000;

    Portions of the company's management team, including the chief executive officer, are inexperienced at either running a company or raising money or both;

    The size of the company's target market is smaller than the markets in which VCs are interested or is considered by VCs to be unattractive at the time the company is seeking funding; or

    The venture's business plan or other portions of the written or oral presentation are inadequate.

While VCs may consider the foregoing characteristics to be flaws, they reduce the competition from other investors, and give Byzantine Ventures an opportunity to invest at a valuation that Mr. Leppo considers attractive.

As the number of investments made by Mr. Leppo has increased, the number of entrepreneurs, chief executive officers and investors who know about his investment style is increasing. As a result, Mr. Leppo believes that in recent years the number and quality of the transactions he sees, on balance, have been increasing. Before committing our funds to an investment opportunity, Mr. Leppo considers the prospects and risks of the investment candidate, the quality of its management and development personnel, and such other factors as he believes relevant. Although Mr. Leppo has extensive experience as an investor, he has no direct experience in information technology companies or other specific areas of business in which our portfolio companies are or are expected to be engaged.

Portfolio Companies

Either Byzantine Ventures or Robert D. Leppo has invested in common stock, convertible preferred stock or other securities issued by our portfolio companies, and Mr. Leppo has contributed those securities purchased by him to Byzantine Ventures in exchange for our shares. The following are our portfolio companies, starting with those portfolio companies that each make up 5% or more of our net assets as of September 15, 2000, AeroAstro, Inc., AuctionWatch.com, Inc. Impulse Devices, Inc. and ServOn Inc. The disclosure about each of our portfolio companies is based solely on a review of publicly available information about that company and information that has been made available to all investors in each portfolio company.

AeroAstro, Inc., 520 Huntmar Park Drive, Suite 100-A, Herndon, VA 22070, has been designing and developing miniaturized space hardware and technology since 1988. It also provides engineering services and spacecraft architecture consulting and has developed technology permitting companies to monitor their remote assets via the Internet.

Products. Most of AeroAstro's current business comes from cost reimbursement contracts to build customized products related to micro-satellites or nano-satellites either for the United States Government or for entities funded by the United States Government. AeroAstro also has started to develop three proprietary products, Bitsy, SPORT and Escort, and one proprietary service, SENS. Bitsy is designed to be a fully functional nano-satellite that can be built quickly and at a relatively low cost. SPORT, Small Payload Orbit Transfer, is a product that combines a Bitsy satellite with a propulsion unit and drag device. Large launch vehicles such as Delta and Ariane typically have excess lift capacity and, thus, are willing to take along additional micro-satellites on a 'piggyback' basis. The piggyback satellites would be placed in the same orbit as the main satellite, but that orbit may not be optimal for the piggyback satellites. SPORT is intended to enable piggyback satellites to transfer to a more desirable orbit for less than the cost of a dedicated rocket. Escort is a small satellite intended to accompany much larger and much more expensive satellites into space and to monitor their operation. SENS, Sensor Enabled Notification System, can be either a terrestrial-based or satellite-based system. It retrieves data from sensors placed in remote locations. Potential applications include tracking assets, such as cars, trucks, railcars and containers, reading electric meters, and monitoring oil and gas pipelines for blowouts.

Market Acceptance. The success of AeroAstro's products will depend on their acceptance in the market. Market acceptance, in turn, depends on a number of factors, including the timeliness, sophistication, performance, and price of the products relative to those of alternative products. There may not be demand for AeroAstro's products or the market may not be willing to buy its products at acceptable prices and on acceptable terms.

Technology. While AeroAstro has experience with some of the technologies required to develop its products, it may not be successful developing products that achieve desired performance criteria with the resources it currently has and within the time budgeted. Furthermore, once the products are integrated with a payload and launched into space, they may not function as intended.

Regulations. Nearly all of AeroAstro's business is conducted with the United States Government or entities funded by United States Government. Most of these contracts limit AeroAstro's profits on the contract to less than 6% before deduction of unreimburseable expenses. Defense Contractor Audit Agency (DCAA) rules and regulations state specifically what expenses are and are not reimbursable under cost reimbursement contracts. AeroAstro's annual unreimburseable expenses have been approximately 2% to 4% of revenues. The DCAA also must approve AeroAstro's overhead and general and administrative expenses before AeroAstro can be reimbursed. The DCAA has the right to audit AeroAstro on completion of each cost reimbursement contract to ensure that AeroAstro complied with DCAA's regulations. AeroAstro has been subject to these audits on more than one occasion in the past, which has adversely affected AeroAstro's efficiency.

The United States military and the Department of State consider certain aspects of satellite design and manufacture to be classified. Consequently, AeroAstro is prohibited from discussing certain satellite design and technical specifications with or selling satellites or specific satellite components to any foreign national or entity without first procuring an export license from the Department of State. Although few of AeroAstro's current contracts are with foreign entities, AeroAstro hopes to sell more of its products overseas in the future. Such sales could be delayed or denied if AeroAstro were unable to obtain the necessary export licenses.

AeroAstro's satellites require a frequency license from the Federal Communications Commission. Such licenses are difficult and often expensive to obtain. AeroAstro has obtained an experimental frequency license for the uplink of its SENS product. That license, however, is valid only for companies with annual revenues of $15,000,000 or less, and AeroAstro will have to apply for or purchase a permanent license for its uplink if AeroAstro's revenues should exceed $15,000,000. AeroAstro does not have a frequency license of any type for its downlink and will not be permitted to operate any SENS satellite without such license. AeroAstro might not be able to purchase the necessary frequency licenses or lease frequency from an entity that already owns the necessary licenses at a reasonable price, or at all.

Competition. AeroAstro's products and services will compete with satellites, launch vehicles and other related products and services offered by a range of private and government providers that have significantly greater resources than AeroAstro. In addition, the U.S. Government and foreign governments may fund the development, construction, launch and operation of products and services that compete with AeroAstro's products and services. Furthermore, some of these competitors may not be required to make a profit and, thus, may price their products and services at levels too low for AeroAstro to match. AeroAstro could face several competitors in the remote sensor monitoring market including OrbComm, Globalstar, Teledesic and Qualcomm. Most of these existing or potential competitors have significantly greater financial, marketing and human resources, and some already have satellite systems in place or a multi-year head start. Furthermore, technology may advance to the point that other methods for monitoring remotely placed sensors may have a significant cost or technological advantage over AeroAstro's SENS system.

History of Losses; No Assurance of Profitability. AeroAstro is currently operating at a loss. The economic benefit of our investment in AeroAstro depends on its ability to obtain sufficient funding from us or other sources to sustain operations until it becomes profitable and achieves positive cash flow. AeroAstro expects to incur additional losses until it wins significant new contracts. AeroAstro may not achieve or sustain positive operating cash flow or generate net income in the future.

Component and Third Party Risks. AeroAstro relies heavily on third parties to manufacture many of the components and systems incorporated into its products. While AeroAstro intends to test components and completed assemblies before launching them, these components or systems may not be built to specification, may not be delivered on time or, when used in AeroAstro's products, may partially or completely fail. Were a component or system to fail when the product is in space, it most likely wo

Dependence on Government Funding. The United States Government directly or indirectly funds the vast majority of AeroAstro's current contracts. Any reduction in the level of funding or a redirection of spending away from the products and services AeroAstro offers could have a materially adverse effect on AeroAstro's financial prospects and continuing operations.

Dependence on Government-owned Launch Sites. Virtually all space launches today are made from U.S. and foreign government-owned launch sites. All of these launch sites have rules and regulations regarding their use. Should the various governments make these rules and regulations more onerous, it could have a materially detrimental affect on AeroAstro's business. Commercial U.S. space launches require licenses from the U.S. Department of Transportation. AeroAstro or its vendors or clients ma

Government Regulations Domestic. AeroAstro products that use the electromagnetic spectrum for communication purposes require licenses from the Department of Commerce (DOC) and the Federal Communications Commission (FCC). Such licenses may not be granted and, if granted, may not be renewed.

Under DOC licenses, the U.S. Government reserves the right to interrupt service during periods of national emergency when U.S. national security interests are affected. The threat or implementation of such interruptions of service could affect adversely AeroAstro's ability to market its products. In addition, the DOC has the right to review and approve agreements with international customers. Any such review might delay or interfere with AeroAstro's ability to honor such agreements. AeroAstro could be su

A FCC license is required to operate satellites with communication capabilities. The FCC might not grant licenses to operate AeroAstro's products even if they conform to the technical, legal and financial requirements for such systems as set forth by the FCC.

Government Regulations International. Satellite systems operating internationally are subject to general international regulations and the specific laws of the countries in which satellite imagery is downlinked. Applicable regulations include (a) International Telecommunications Union regulations, which define, for each service, the technical operating parameters, including maximum transmitter power, maximum interference to other services and users, and the minimum interference the user m nd (c) regulations of foreign countries that require that satellite operators secure appropriate licenses and operational authority for use of the required spectrum in each country. AeroAstro may need to obtain local regulatory approval for operation of some of its products. Such approval may not be granted. Regulatory provisions in countries in which AeroAstro or its foreign regional distributors are seeking to operate may impose restrictions on AeroAstro's or its foreign regional distributors' operations ent international licenses and authorizations necessary to operate effectively.

Dependence on Heavy-lift Launch Vehicles. SPORT is entirely dependent on heavy-lift launch vehicles, such as the Ariane and Delta, to transport it and its payload into space. The companies that own heavy-lift launch vehicles can choose not to carry SPORT on their vehicles or the cost of transport may be too expensive, in which case, there would be no market for SPORT.

Launch Risks. Satellite launches are subject to significant risks, including partial or complete failure of the launch vehicle, which may result in the disabling of, damage to, or total loss of a satellite or failure of the launch vehicle to deliver a satellite to its proper orbit. Any such delay or launch failure could have a material adverse effect on AeroAstro.

Limited Insurance Availability. AeroAstro generally will be required to obtain launch, in-orbit checkout and in-orbit operations insurance for risks related to the launch and operations of its products. Insurance companies may not sell the types of insurance AeroAstro will need at prices it can afford. Insurance market conditions or other factors outside AeroAstro's control such as failure of a satellite using similar components or a similar launch vehicle, could cause premiums to be signif available to AeroAstro in the future or, if available, at a cost or on terms acceptable to AeroAstro. In addition, insurance proceeds may not be sufficient to provide for a new satellite due to cost increases and other factors beyond AeroAstro's control.

Protection and Enforcement of Intellectual Property Rights. AeroAstro relies on a combination of copyright, trademark, service mark and trade secret laws and contractual restrictions to establish and protect proprietary rights in its products and services. AeroAstro has applied for patents covering some technology it has developed in its own products and services. AeroAstro also has entered into confidentiality and invention assignment agreements with its employees and contractors, and nond ation of its technology or to deter independent third-party development of similar technologies. The laws of certain countries may not adequately protect AeroAstro's products, services or intellectual property rights.

AeroAstro also may need to rely on technologies that it licenses from third parties. Third-party technology licenses may not be available to AeroAstro on commercially reasonable terms. The unavailability of such technology could require AeroAstro to obtain substitute technology of lower quality or performance standards or at greater cost, which could materially and adversely affect AeroAstro.

Third parties could claim infringement on their intellectual property rights by AeroAstro's current or future products or services. AeroAstro expects that participants in its markets will be increasingly subject to infringement claims as the number of products and competitors grows. Any such claim, whether meritorious or not, could be time-consuming, result in costly litigation, cause delays or require AeroAstro to enter into royalty or licensing agreements or pay damage awards. Such royalty or licensing agreements might not be available on acceptable terms, or at all.

Dependence on Key Personnel. AeroAstro depends on the ability and experience of its top management, Dr. Rick Fleeter, Chief Executive Officer and President, David J. Goldstein, Director of Business Development, Joel Pedliken, Director of Resources, Peter Goldberg, Controller and Dr. Mike Conley, Director of Engineering. The loss of the services of any of those persons by AeroAstro could seriously harm its business. AeroAstro's future success will depend in large part on its ability to attract and retain qualified technical and marketing personnel for whom there is intense competition. AeroAstro may not be able to attract and retain the personnel necessary for the development and integration of its business.

International Operations. AeroAstro hopes at some point to derive substantial revenues from international sales of its products and services. Such operations are subject to numerous risks, such as changes in domestic and foreign governmental regulations and telecommunications standards, maintenance of friendly foreign status with the United States, licensing requirements, tariffs or taxes and other trade barriers, export controls, exchange controls and political and economic stability, including fluctuations in the value of foreign currencies, which may make payment in U.S. dollars more expensive for foreign customers.

Our Interest. Byzantine Ventures owns approximately 23% of AeroAstro's outstanding common stock, on a fully diluted basis. Mr. Leppo is a director of AeroAstro. Mark Ludwig, one of our consultants, is an officer and a shareholder of AeroAstro and provides assistance in major management meetings, both in general operating management and particularly in marketing. Richard White, also one of our consultants, is an investor in AeroAstro. See "Managerial Assistance to Portfolio Companies."

AuctionWatch.com, Inc., 851 Traeger Avenue, Suite 100, San Bruno, CA 94066-3022, is an auction management web site. AuctionWatch.com was incorporated in 1999 to develop an electronic commerce platform that enables businesses to benefit from dynamic pricing environments. Buyers can use AuctionWatch.com's services to conduct one search for an item on many different auction web sites and to track bids and coordinate payment and shipping. Sellers can use AuctionWatch.com's services to manage, launch, and track all of their auctions in one place. AuctionWatch.com also provides sellers with image hosting, counters and shipping, payment and insurance tools. AuctionWatch.com's services are centered on seller services, buyer services, and post-auction management solutions.

Seller Services. Small businesses, including retailers, electronic resellers, distributors, liquidators and manufacturers, can use AuctionWatch.com's auction management services to sell merchandise on the Internet's major auction sites. AuctionWatch.com has developed selling products that help businesses manage inventory, launch and track multiple auction listings, and complete transactions. These tools are intended to enable businesses to distribute merchandise in an expedient and automated manner through online dynamic pricing channels.

Buyer Services. AuctionWatch.com uses search technology to provide buyers with a convenient way to locate and purchase merchandise across hundreds of auction sites on the Internet. AuctionWatch.com is developing partnerships with key portals and other Internet sites to proliferate its search services across the Web, increasing the number of prospective buyers reached each day. Through AuctionWatch.com's search service, sellers can cost effectively expose their products to a broad audience of potential customers.

Fulfillment Services. AuctionWatch.com has automated services with the goal of making the post-sale management process as efficient as possible, including payment, shipping, insurance and financial management services, to provide quicker payment and reduced slippage for sellers and a safer and more convenient process for buyers.

Revenues. AuctionWatch.com earns or plans to earn revenues from the following sources:

    transaction fees from businesses that use AuctionWatch.com's services,

    transaction fees or bounty from various types of electronic marketplaces for traffic that AuctionWatch.com sends to their sites,

    co-branded and private-label technology products and services,

    sponsorships and partnerships,

    online appraisals, and

    advertising.

Competition. The market for Internet auction management services is highly competitive. Barriers to entry to the Internet auction market are low, and current and new competitors can launch new web sites at low cost using commercially available software. AuctionWatch.com faces competition from a number of large Internet communities and services that have expertise in developing Internet commerce, including GoTo.com, Andale, Honesty.com and BiddersEdge.com. Other large companies with strong brand recognition, substantial resources and experience in Internet commerce, and other large media companies may also compete in the Internet auction market. Competitive pressures created by any one of these companies, or by competitors collectively, could harm its business by decreasing AuctionWatch.com's revenues.

Some of AuctionWatch.com's current competitors and many of its potential competitors have longer operating histories in Internet commerce, larger customer bases, greater brand name recognition and significantly greater financial, marketing, technical and other resources. In addition, other Internet trading services may be acquired by or enter into commercial relationships with larger, well-established and well-financed companies as use of the Internet increases.

Future Operating Results. AuctionWatch.com's operating results are unpredictable and it expects them to fluctuate in the future due to a number of factors that are beyond its control, including:

    consumer trends affecting the popularity of auctions,

    AuctionWatch.com's ability significantly to increase its customer base,

    AuctionWatch.com's ability to maintain gross margins,

    AuctionWatch.com's ability to maintain customer satisfaction,

    costs relating to the expansion of AuctionWatch.com's operations and the introduction of new types of services,

    services offered by competitors and the success of competitors,

    technical difficulties with consumers' use of AuctionWatch.com's web site or service interruptions, and general economic conditions and economic conditions specific to online auctions.

System Interruptions. Any system interruptions that result in the unavailability of AuctionWatch.com's service or reduced customer activity would reduce the volume of auctions completed and could affect the selling price of items listed for sale. A substantial interruption in AuctionWatch.com's systems would harm its business and result in decreased revenues.

Key Personnel. AuctionWatch.com depends on the performance of its senior management and key employees. The loss of the services of any of its executive officers or other key employees could harm its business. Additionally, AuctionWatch.com must identify, attract, hire, train, retain and motivate other highly skilled technical, managerial, marketing and customer service personnel, including programmers. Competition for highly skilled technical, managerial, marketing and customer service personnel is intense. AuctionWatch.com may not be able to attract, integrate or retain sufficiently qualified personnel, which failure could harm its ability to stay competitive and materially and adversely affect its business.

Dependence on the Continued Growth of Internet Commerce. AuctionWatch.com's business could be harmed if:

    the use of the Internet does not continue to grow or grows more slowly than AuctionWatch.com expects,

    the Internet's infrastructure does not effectively support the growth that may occur, or the Internet does not become a viable commercial marketplace.

The market for the sale of goods over the Internet is a new and emerging market. Rapid growth in the use of, and interest in, the Internet is a recent phenomenon and may not continue.

Insecure Transmission of Confidential Information. Many consumers are concerned about transmitting confidential information, such as credit card numbers, over the Internet. Public confidence in secure transmissions is a major barrier to Internet commerce and communications. AuctionWatch.com relies on encryption technology licensed from third parties to transmit confidential information. In addition, its servers are vulnerable to computer viruses, physical or electronic break-ins, deliberate attempts by third parties to exceed the capacity of its systems and similar disruptive problems. Computer viruses, break-ins or other problems caused by third parties could lead to interruptions, delays, loss of data or cessation in service to users of AuctionWatch.com's services and products. The law relating to the liability of Internet service companies for information carried on or disseminated through their services is currently unsettled. Claims could be made against Internet service companies under both U.S. and foreign law for defamation, libel, invasion of privacy, negligence, copyright or trademark infringement, or other theories based on the nature and content of the materials disseminated through their services. Concerns regarding liability for information disseminated over the Internet and the adoption of any additional laws or regulations may impede the growth of the Internet, which could decrease the demand for Internet auctions and other services, materially and adversely affecting AuctionWatch.com.

Additional Regulations on Auction Markets. Online auction markets are not currently subject to direct federal, state or local regulation. Laws and regulations may be adopted with respect to the Internet that could significantly limit the Internet auction business or otherwise harm AuctionWatch.com's business.

States Could Impose Obligations to Collect Sales Taxes. AuctionWatch.com does not collect sales or other taxes on goods sold by users through its Internet auction service. States may seek to impose sales tax collection obligations on out-of-state companies that engage in or facilitate Internet commerce, and a number of proposals have been made at the state and local level that would impose additional taxes on the sale of goods and services through the Internet. If adopted, these proposals could substantially impair the growth of Internet commerce, and could materially and adversely affect AuctionWatch.com's ability to conduct its business.

Intellectual Property Rights. AuctionWatch.com believes that its copyrights, trademarks and other proprietary rights are important to its success and competitive position. It relies on a combination of trademark, copyright and trade secret laws to establish and protect its intellectual property. Its actions to establish and protect its intellectual property may be inadequate to prevent imitation of its services or products or to prevent others from claiming violations of their intellectual property. In addition, others may develop similar technology independently or assert rights in AuctionWatch.com's intellectual property. Existing laws may afford AuctionWatch.com little or no effective protection of its intellectual property.

Reliance on Third Parties. AuctionWatch.com depends on a number of third parties for Internet access, delivery services and credit card processing. It has little control over these third parties and no long-term relationships with any of them. For example, it does not own a gateway onto the Internet, but instead relies on Internet service providers to connect its web site to the Internet. Should third parties, on which AuctionWatch.com relies for Internet access, delivery services or credit card processing services, be unable to provide these services for a significant time as a result of hardware or software problems, labor problems, natural disaster or other reasons, AuctionWatch.com would be materially and adversely affected.

Our Interest. Byzantine Ventures owns approximately 3% of the outstanding AuctionWatch.com common stock, on a fully diluted basis. Richard White is an investor in AuctionWatch.com.

Impulse Devices, Inc., 12731-A Loma Rica Drive, Grass Valley, CA 95945, was organized in 1999 to research, develop, patent, and derive revenue from a new technology for producing energy by driving fusion reactions. Impulse Devices has 20 patent applications on file with the U.S. Patent and Trademark Office. Impulse Devices believes that it may be in a position to earn licensing revenue from those patents, if issued, and hopes to begin international patent filings.

The technology, Sonofusion™, is based on sonoluminescence, a process where acoustic cavitation in a variety of liquids produces light, but is most closely related to the laser and haulraum inertial confinement fusion approaches being developed by others. In Sonofusion™ power generators, ultrasonic energy tears cavities, or microscopic bubbles, in a liquid metal such as aluminum. The bubbles, filled with a type of hydrogen called deuterium, expand and collapse, producing extreme conditions in millions of microscopic regions thousands of times per second. These conditions create the temperatures and pressures needed to fuse the deuterium atoms in the bubbles. The fusion produces heat, boils water, spins an electric turbine, and produces electricity. Impulse Devices hopes that fusion-produced electricity will replace existing methods, because the cost per megawatt hour will be reduced significantly. The cost savings arise because the fuel for fusion produced electricity, deuterium, is available in natural water.

Competition. Impulse Devices faces competition from private corporations, universities and national laboratories sponsored by the United States Government, which are also attempting to develop a cavitation fusion power device. These existing or potential competitors have significantly greater financial, marketing and human resources than Impulse Devices. Some of the competing university laboratories have already received funding from the United States Government. University laboratories are not required to make a profit and therefore may be able to expend time and resources on developing the technology without regard to the cost of such resources or the time it takes to develop the technology. The technology for developing and building a cavitation fusion power device or for generating electricity in general may advance to the point where other technologies have a significant cost or other advantage over Impulse Devices' technology.

Intellectual Property. Impulse Devices' success depends on holding more control over cavitation fusion technologies than its competitors. To accomplish this, Impulse Devices will need a large number of patents covering a wide range of technologies. Impulse Devices may not be able to secure all of the required patents. Even if Impulse Devices secures the necessary patents, when its patents come into the public domain, competitors will be able to study its methods, and the likelihood of their discovering other patentable techniques will increase. The United States and foreign governments may also begin their own research programs after such technology becomes public, which may further increase the number of techniques available to others besides Impulse Devices.

Protection and Enforcement of Intellectual Property Rights. Impulse Devices relies on a combination of patent, copyright, trademark, service mark and trade secret laws and contractual restrictions to establish and protect proprietary rights in its intellectual property. Impulse Devices has applied for patents to protect the use of the technology it has developed. Impulse Devices also has entered into confidentiality and invention assignment agreements with its employees and contractors to limit access to and disclosure of its proprietary information. These arrangements and the other steps taken by Impulse Devices to protect its intellectual property may not be sufficient to prevent misappropriation of its technology or to deter independent third-party development of similar technologies. The laws of certain foreign countries may not protect Impulse Devices' products, services or intellectual property rights to the same extent as do the laws of the United States.

Third Party Infringement Claims. Impulse Devices expects that participants in its markets will be increasingly subject to infringement claims as the number of competitors grows. Any such claim, whether meritorious or not, could be time-consuming, result in costly litigation, cause delays or require Impulse Devices to enter into royalty or licensing agreements. Such royalty or licensing agreements might not be available on acceptable terms, or at all.

Cooperation with National Laboratories. Private sector companies can enter into a cooperative research and development agreement with a national laboratory. Under such an agreement, the private sector company and the national laboratory cooperate on research and development and any funds raised in the private sector by the company are matched by the federal government. Any intellectual property developed as a result of the cooperation between the national laboratory and the company belongs to the company. If Impulse Devices is able to enter into one of these agreements with a national laboratory, it will have access to the funding and intellectual property rights that such an agreement provides. Impulse Devices may not, however, be able to enter into such an agreement. If one of Impulse Devices' competitors is able to enter into such an agreement and Impulse Devices is not, the competitor will have access to funding and intellectual property rights that Impulse Devices does not. Even if Impulse Devices is able to enter into such an agreement with a national laboratory, the arrangement would depend on government funding. Any reduction in the level of funding or a redirection of spending away from the technology being developed by Impulse Devices could seriously harm its financial prospects and continuing operations.

Dependence on Key Personnel. Impulse Devices depends on the ability and experience of its top management, Mr. Ross Tessien, President, Dr. Felipe Gaitan, Chief Scientist, and Dr. William Mead, a designer and interpreter of laser-plasma interaction experiments, whose role at Impulse Devices is to analyze its cavitation fusion designs. The loss of the services of any of those persons could seriously harm Impulse Devices' business. Impulse Devices' future success will depend in large part on its ability to attract and retain qualified personnel for whom there is intense competition. Impulse Devices may not be able to attract and retain the personnel necessary for the development and integration of its business.

Our Interest. Byzantine Ventures owns approximately 15% of the outstanding common stock, on a fully diluted basis. Robert D. Leppo is a director of the company. Richard White is an investor in the company.

ServOn Inc., 650 Townsend Street, Suite 252, San Francisco, CA 94103, is an Internet services provider, specializing in enterprise class web hosting and server management. ServOn intends to provide high-quality Internet services, such as virtual private networks and high-security web hosting, for the small business market. ServOn intends to provide customized products and services, including rack space, server hardware, operating system software, network connectivity, server management and monitoring, scalability and complete end-to-end Internet services.

Early-Stage Company. ServOn was founded in 1999 and has limited operating history. Its limited operating history and the fact that it has not yet achieved significant sales of any of its products and services makes an evaluation of its future prospects very difficult. ServOn has encountered significant delays in implementing its business plan. ServOn will continue to encounter risks and difficulties frequently encountered by early-stage companies in new and rapidly evolving markets and may not successfully address any of these risks. If it does not successfully address these risks, its business would be seriously harmed.

History of Losses. ServOn currently has little revenue, is operating at a substantial loss and is expected to incur significant sales and marketing, research and development, general and administrative and other expenses. As a result, it expects to incur significant losses for the foreseeable future.

Competition. The market for ServOn's products and services is intensely competitive, evolving and subject to rapid technological change. Numerous service providers offer managed services, and numerous established co-location providers that are expanding services to include managed service attributes. ServOn expects the intensity of competition to increase in the future. Increased competition is likely to result in price reductions, reduced gross margins and loss of market share, any one of which could seriously harm ServOn's business. Competitors vary in size and in the scope and breadth of the products and services offered. ServOn primarily encounters competition with respect to different aspects of its business from co-location providers, managed hosting providers, and its customers' in-house Internet support staff. In addition, because the barriers to entry are low in the web hosting and co-location services market, ServOn expects additional competition from other established and emerging companies.

Many of ServOn's current and potential competitors have longer operating histories, significantly greater financial, technical, marketing and other resources, significantly greater name recognition and a larger installed base of customers. In addition, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties to increase the ability of their products to address customer needs. Accordingly, it is possible that new competitors or alliances among competitors may emerge and rapidly acquire significant market share. ServOn also expects that competition will increase as a result of industry consolidations.

Key Personnel. ServOn's future performance depends on the continued service of its senior management, including Mark Ludwig, its President and Chief Executive Officer, Richard White, its Chief Technical Officer, and Scott Windemuller, its Chief Operating Officer. The loss of the services of one or more of ServOn's key personnel could seriously harm its business. ServOn's future success also depends on its continuing ability to attract, hire, train and retain highly skilled managerial, technical, sales, marketing and customer support personnel. Competition for qualified personnel is intense, and ServOn may fail to retain key employees or to attract or retain other highly qualified personnel needed for its business.

Reliance on Third Parties. ServOn relies on the continued delivery of data circuits and power from third party telephone carriers and utilities. If those third parties were to fail to deliver the required data circuits, ServOn's business could be seriously harmed.

Risks Related to the Internet Industry. ServOn's business depends on the increased acceptance and use of the Internet as a medium of commerce. Rapid growth in the use of the Internet is a recent phenomenon. As a result, acceptance and use may not continue to develop at historical rates and a sufficiently broad base of business customers may not adopt or continue to use the Internet as a medium of commerce. Demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty, and there exist few proven services and products. ServOn's business would be seriously harmed if:

    use of the Internet and other online services does not continue to increase or increases more slowly than expected,

    the technology underlying the Internet and other online services does not effectively support any expansion that may occur, or the Internet and other online services do not create a viable commercial market, inhibiting the development of electronic commerce and reducing the need for ServOn's products and services.

The Internet may not be accepted as a viable long-term commercial market for a number of reasons, including:

    potentially inadequate development of the necessary communication and computer network technology, particularly if rapid growth of the Internet continues,

    delayed development of enabling technologies and performance improvements,

    delays in the development or adoption of new standards and protocols, or increased governmental regulation.

Security Risks. A significant barrier to electronic commerce and communications is the secure transmission of confidential information over public networks. Advances in computer capabilities, new discoveries in the field of cryptography or other events or developments could result in compromises or breaches of ServOn's security systems. If any well-publicized compromises of security were to occur, it could substantially reduce the use of the Internet for commerce and communications. Anyone who circumvents ServOn's security measures could misappropriate proprietary information or cause interruptions in its services or operations. Computer viruses could be introduced into ServOn's systems or those of its customers, which could disrupt and damage ServOn's systems or make them inaccessible to customers. ServOn may be required to expend significant capital and other resources to protect against the threat of security breaches or to alleviate problems caused by breaches. To the extent that its activities may involve the storage and transmission of proprietary information, such as credit card numbers, security breaches could expose ServOn to litigation and liability.

Increasing Government Regulation. As Internet commerce evolves, ServOn expects that federal, state or foreign agencies may adopt regulations covering issues such as user privacy, pricing, content and quality of products and services. Legislation could expose companies involved in electronic commerce to liability, which could limit the growth of electronic commerce generally. Legislation could dampen the growth in Internet usage and decrease its acceptance as a communications and commercial medium. If enacted, these laws, rules or regulations could limit the market for ServOn's products and services.

One or more states may seek to impose sales tax collection obligations on companies that engage in or facilitate electronic commerce. A number of proposals have been made at the state and local level that would impose additional taxes on the sale of goods and services over the Internet. These proposals, if adopted, could substantially impair the growth of electronic commerce and could adversely affect ServOn's opportunity to derive financial benefit from such activities.

Additional Capital. ServOn may need to raise additional funds either from Byzantine Ventures or from other sources, and it cannot be certain that it will be able to obtain additional financing on reasonable terms, if at all. If interest rates rise, ServOn may not be able to use financing available under its line of credit, which could seriously harm its business.

Our Interest. Byzantine Ventures owns approximately 47% of ServOn's outstanding common stock, on a fully diluted basis. Robert D. Leppo, Mark L. Ludwig and Richard P. White are also the founders, principal stockholders, directors and officers of ServOn. Mr. White is also an employee of ServOn.

Array BioScience Corp., 1841 Dwight Way, Berkeley, CA, 94703, is attempting to develop technology to transform current biochips into universal biochips for detecting any type of bio-molecule (instead of only DNA and RNA) for biology, drug discovery and medicine. Array BioScience Corp. hopes to sell its products and/or license its technology to major biochip manufacturers. Byzantine Ventures owns approximately 5% of the outstanding common stock, on a fully diluted basis.

Better Physiology Ltd., 6125 Tuckerman Lane, Colorado Springs, CO 80918, is in the business of developing, marketing and selling portable and inexpensive software-operated physiology monitoring instruments for self-study and personal training, along with interactive education on the Internet for professionals and their clients. Byzantine Ventures owns approximately 20% of the outstanding common stock, on a fully diluted basis.

BioProtocol, Inc., 441 Victory Avenue, South San Francisco, CA 94080, is an Internet startup that intends to aggregate scientific protocols. Byzantine Ventures owns approximately 1% of the outstanding common stock, on a fully diluted basis, and may purchase additional shares of Series A Preferred Stock on conversion of its Convertible Promissory Note. Mr. Leppo is a director of the company.

Bonds Consulting, 2342 Shattuck Avenue, Suite 107, Berkeley, CA 94704, is an Internet software consulting company. Byzantine Ventures made an unsecured loan to this company but does not own or have any right to acquire any of its stock. The terms of the loan create the possibility that Byzantine Ventures may receive small equity positions in clients of Bonds Consulting.

Boveran, Inc., 2000 Powell Street, Suite 1200, Emeryville, CA 94608, seeks to develop cancer diagnostic products. Byzantine Ventures owns approximately 14% of the outstanding common stock, on a fully diluted basis. Mr. Leppo has been a director of the company since it was founded.

BridgePath, Inc., 1663 Mission Street, 5th Floor, San Francisco, CA 94103, operates an Internet exchange for temporary and permanent staffing firms to enable them to make collaborative job placements. Byzantine Ventures owns approximately 3% of the outstanding common stock, on a fully diluted basis. Mr. Leppo is a member of the Advisors to the Chief Executive Officer. Richard White is an investor in the company.

BytheVine, Inc., 6056 Ross Branch Road, Sebastopol, CA 95462, sells topiaries, wreaths and flowering plants over the Internet to e-commerce, garden specific and corporate businesses, with a focus on the business-to-business market. Byzantine Ventures holds a Convertible Promissory Note convertible into approximately 9% of the outstanding common stock, on a fully diluted basis.

Celestis, Inc., 2444 Times Blvd., Suite 260, Houston, TX 77005-3253, is engaged in the space entertainment industry, providing content, broadband distribution and advertising/sponsor services. Byzantine Ventures owns approximately 9% of the outstanding common stock, on a fully diluted basis. Mr. Leppo is a director of the company.

Chronix Biomedical, Inc., 1140 Fourth Street, Berkeley, CA 94710, intends to develop and commercialize novel diagnostics for the management of chronic diseases. Byzantine Ventures owns approximately 4% of the outstanding common stock, on a fully diluted basis.

Constructors, Inc., doing business as eConstructors.com, 378 Cambridge Ave., Palo Alto, CA 94306, is a market-maker and vertical portal for the web design and development industry. Byzantine Ventures owns approximately 12% of the outstanding common stock, on a fully diluted basis. Mr. Leppo is a director of the company.

dashbox.com, Inc., 1850 Union Street, San Francisco, CA 94123, enables users to organize and safeguard personal information and paper documents via the web or through a wireless phone. Byzantine Ventures owns less than 1% of the outstanding common stock, on a fully diluted basis.

Decimal, Inc., 1841 Mission Street, 3rd Floor, San Francisco, CA 94103, is a financial services start-up organized to use the Internet to address the small business 401(k) market. Byzantine Ventures owns approximately 9% of the outstanding common stock, on a fully diluted basis.

Environmental News Network, Inc., 2020 Milvia Street, Suite 441, Berkeley, CA 94704, produces environmental news on the Internet, offering a variety of on-line services including daily feature stories, business and technical services, environmental news published 24 hours per day, 7 days per week, live chats with leading authors and panelists, green marketplaces, weekly polls and daily streaming webcasts. Byzantine Ventures owns less than 1% of the outstanding common stock, on a fully diluted basis.

ePIT, Inc., 351 California Street, 14th Floor, San Francisco, CA 94104, provides software and ASP services for Internet exchanges in the regulated exchange space, business-to-business space and financial services space. Byzantine Ventures owns less than 1% of the outstanding common stock, on a fully diluted basis.

GetRelevant, 140 Second Street, 3rd Floor, San Francisco, CA 94105, is an online distributor of promotions, helping marketers give away promotional items to acquire new customers. Byzantine Ventures owns approximately 6% of the outstanding common stock, on a fully diluted basis. Mark Ludwig is a director of the company. Richard White is an investor in the company.

Hazel Wood Productions, 5806 Tobias Avenue, Van Nuys, CA 91411, is a film production company. Byzantine Ventures owns approximately 49% of the outstanding common stock, on a fully diluted basis. Mr. Leppo is a director of the company.

High Adventure Travel, Inc., doing business as AirTreks.com, 442 Post Street, San Francisco, CA 94102, is an Internet travel company that provides customized complex international travel arrangements over the Internet. Byzantine Ventures owns approximately 11% of the outstanding common stock, on a fully diluted basis. Mr. Leppo is a director of the company. Mr. Leppo also introduced to the company its Chairman of the Board, Randolph M. Selig, who has other business dealings with Mr. Leppo. Mark Ludwig and Richard White are investors in the company.

Honey Luna, Inc., 47 Medrome Park Circle, Mill Valley, CA 94941, is an on-line bridal registry service where couples can register for items and activities for their honeymoon as wedding gifts. Byzantine Ventures owns approximately 12% of the outstanding common stock, on a fully diluted basis.

iSPIRITUS.com, Inc., 2201 Broadway, Suite M100, Oakland, CA 94612, is an online retailer of personal growth and wellness items. Byzantine Ventures made an unsecured loan to this company, which is to be converted into preferred stock.

Impulse Propulsion Systems, Inc., 12731-A Loma Rica Drive, Grass Valley, CA 95945, has the same controlling shareholders as Impulse Devices, Inc., one of our other portfolio companies.

Internet SuperComputer, Inc., doing business as NetAscension, 3862 Piedmont Avenue, Oakland, CA 94611, provides products that break computational problems requiring parallel or supercomputing power into small pieces that individual PCs can work on in their idle cycles. Byzantine Ventures owns approximately 4% of the outstanding common stock, on a fully diluted basis.

Inviziblehand, Inc., 1001 Bayhill Drive, 2nd Floor, San Bruno, CA 94066, is a provider of automated tools that facilitate online commerce for both consumer and commercial activities. Through strategic partnerships with other providers, Inviziblehand offers online real estate due diligence information, automobile financing and automobile insurance services. Byzantine Ventures owns approximately 1% of the outstanding common stock, on a fully diluted basis. Richard White is an investor in the company.

MedSeek Inc., 2028 Village Lane, Solvang, CA 93463, is an Internet webpage design and development firm focused on the hospital market. Byzantine Ventures owns approximately 14% of the outstanding common stock, on a fully diluted basis. Mr. Leppo is a director of the company. Mark Ludwig is Chairman of the Board and an investor in the company. He also has been engaged as a management consultant.

MedSign International, Inc., 532 South Francisca Avenue, Redondo Beach, CA 90277-4241, is developing data collection and communication products and services for medical care providers. Byzantine Ventures owns approximately 3% of the outstanding common stock, on a fully diluted basis. Mr. Leppo is a director of the company.

NetAlive, 204 Canoe Court, Redwood City, CA 94065, intends to provide mobile infrastructure software and services that enable businesses to deliver Internet solutions on wireless handheld devices, digital pages and Internet-enabled cell phones. Byzantine Ventures made an unsecured loan to this company, which is to be converted into Series B Preferred Stock. Richard White is a director of the company and Mark Ludwig is an investor in the company.

OntheRail, Inc., 767 41st Avenue, San Francisco, CA 94121, intends to provide an online community for the restaurant industry, where independent restaurants and their employees can read, discuss and contribute content on pertinent issues, use business tools, scan job postings and make purchases. Byzantine Ventures owns approximately 13% of the outstanding common stock, on a fully diluted basis. Richard White is an investor in the company.

Orcus Technologies, Inc., 2953 Bunker Hill Lane, Suite 203, Santa Clara, CA 95054, intends to produce game management software that will enable Internet game developers to produce, execute and sell broadband games to consumers online. Byzantine Ventures has committed to purchase Series A Preferred Stock convertible into less than 1% of the outstanding common stock, on a fully diluted basis.

PrintQuote.com, Inc., dba PrintMarket.com, 2125 Powell St., San Francisco, CA 94133, offers online publishing and printing of business cards, stationery, greeting cards, checks, mailing labels and other printed materials. It also offers color copy and graphic design services online. Customers can send materials to be printed or copied electronically or can send hard copies by mail. They also can design their own materials online and then place orders online for the printed materials. Printquote.com also offers an Intranet custom web site service that displays all of a customer's stationery, forms and marketing material. Customers use a special password to log in and modify the documents at any time and then submit the job for printing. PrintQuote.com's major competitors are traditional local copy and print shops. Byzantine Ventures owns approximately 16% of the outstanding common stock, on a fully diluted basis. Mr. Leppo is a director of the company. Mark Ludwig is an investor in the company.

Relay Systems, Inc., 549 Lighthouse Avenue, Pacific Grove, CA 93950-2708, intends to provide turnkey solutions to complex problems for event-driven industries. Its initial target market is the feature motion picture industry where it seeks to reduce costs and production schedules for its clients through customized database and computer telephony solutions. Byzantine Ventures owns approximately 4% of the outstanding common stock, on a fully diluted basis, and has been actively involved in securing funds for the company.

Spacify.com, 909 Terminal Way #B, San Carlos, CA 94070, intends to provide an e-marketplace for commercial facilities products and services management. Businesses can procure furnishings directly from Spacify or use Spacify's services to receive bids from qualified professionals for facilities and services such as architectural and interior design, construction or moving services. Businesses interested in surplus or used furnishings, or businesses in downsizing can use Spacify's services to buy and sell in an auction environment. Byzantine Ventures owns approximately 19% of the outstanding common stock, on a fully diluted basis.

Tribalectic, Inc., 301 Crawford Blvd., Suite 203, Boca Raton, FL 33432, operates a web site that connects and informs the body-piercing community, and also offers a collection of standard and custom body jewelry. Byzantine Ventures owns approximately 11% of the outstanding common stock, on a fully diluted basis. Mark Ludwig and Richard White are investors in the company.

TriMet Industries, Inc., 829 Duell Road, Traverse City, MI 49686, is a metal parts manufacturer. Byzantine Ventures owns approximately 25% of the outstanding common stock, on a fully diluted basis. Mr. Leppo and Mark Ludwig are 2 of the 3 directors of the company. Mark Ludwig is also a founder, chairman of the board and shareholder of the company.

WCdocs.com, Inc., 1601 Civic Center Drive, Suite 100, Santa Clara, CA 95050, is a business-to-business service provider for Internet-based document management for the workers' compensation industry. WCDocs.com intends to provide an Internet-based clearinghouse, to enable easy, rapid and secure access to those documents. Documents will be scanned, indexed and posted to WCDocs.com's web site for secure viewing by appropriate parties authorized by the insurance company. The insurance company will control the access rights to sort, catalog, and retrieve documents. Byzantine Ventures owns less than 1% of the outstanding common stock, on a fully diluted basis.

Zeptocon Scientific Corporation, 1308 Grinnell Road, Green Acres, Wilmington, DE 19803, intends to produce specialty chemicals for the analytic chemistry business in the high pressure liquid chromatography sector. It plans to produce high-quality high-purity porous silica microspheres, a form of silica gel with highly controlled geometries, and sell these powders in bulk to customers to make other products using this material and sell to end users. It also plans to pack small quantities of these powders for direct sale to dealers or end-user customers, such as government, university, pharmaceutical, research and development, chemicals, biotechnology, environmental and clinical operations. Byzantine Ventures owns approximately 34% of the outstanding common stock, on a fully diluted basis.

Managerial Assistance to Portfolio Companies

We have engaged Mark L. Ludwig, Richard P. White and Gregory Schilling as consultants to provide managerial assistance to our portfolio companies in addition to the managerial assistance that Robert D. Leppo and our other directors provide.

Mark Ludwig has expertise in operations, including as a chief executive officer, start-up entrepreneur, turn around manager, management consultant and sales and marketing specialist. He founded Transition Management in 1988, which specializes in providing management services and personnel to companies in transition. He was a member and manager of Trimet Industries LLC, now Trimet Industries, Inc., from 1995 to 1998. He was briefly employed as Senior Vice President Marketing at Giga Information Group, Inc., from April to June 1998, but left to concentrate on Transition Management. He was also a part-time instructor at Ferris State University in Traverse City, Michigan, from 1992 to 1998. Mr. Ludwig earned his bachelors degree in Math from Rensselaer Polytechnic Institute in 1967 and earned a Master of Business Administration from Harvard Business School in 1969. He spends approximately 20% of his time as a consultant to Byzantine Ventures. His efforts on our behalf are of three types:

    as an ongoing member of senior management or the board of directors, for example as Chief Executive Officer of ServOn Inc., Chairman of MedSeek Inc. and Vice President, Marketing of AeroAstro, Inc.,

    short-term management consulting for High Adventure Travel, Inc., Constructors, Inc., Encounter 2001 and Relay Systems, Inc., and

    due diligence in reviewing new investment opportunities screened by Mr. Leppo.

Byzantine Ventures has entered into a consulting agreement with Mr. Ludwig for a period of 11 months from August 25, 2000. The agreement will be renewed automatically after that period, unless either Byzantine Ventures or Mr. Ludwig gives a notice of termination of the agreement by May 31, 2001. After August 25, 2001, either party may terminate the agreement on fifteen days' notice. As compensation for Mr. Ludwig's services, Byzantine Ventures pays him consulting fees of $2,000 per month and has granted him a fully vested option to purchase 40,000 shares of our common stock at $10 per share.

Richard P. White is the co-founder and Chief Technical Officer of ServOn, Inc., one of our portfolio companies, where he is responsible for guiding the company's technology and product engineering efforts. Before joining ServOn, Inc., Mr. White co-founded Best Internet Communications in 1994. Best Internet offered leased line and dial-up access throughout the San Francisco Bay area. An early innovator in virtual web site hosting, Mr. White pioneered the service now known as "co-location," and under his technical leadership Best Internet became one of the largest providers of web hosting services in the world. Verio Inc. purchased Best Internet in 1999. Prior to founding Best Internet, Mr. White worked at Portal Communications, an early online service provider.

Mr. White is also an investor in and advisor to several start-up firms and serves on the Board of Directors of Riverview Systems Limited. He has served on the Board of Directors of ViewCentral, Inc. and was an investor in, and served on the Board of Directors of, OnPrem Networks, Inc. which was sold to Copper Mountain Networks, Inc.

Mr. White earned an MS from the Naval PostGraduate School and a BS with highest distinction from the University of Kansas. He is a former officer in the United States Navy.

Mr. White has expertise in strategic Internet marketing, computer technology, including system administration and investing. He devotes approximately 20% of his business efforts to companies in which Byzantine Ventures has an investment. He has also introduced investment ideas to Byzantine Ventures and has made personal investments in some of Byzantine Ventures' portfolio companies, including AeroAstro, Inc., BridgePath, Inc., High Adventure Travel, Inc., Impulse Devices, Inc. and OntheRail, Inc. He is available to meet with and provide managerial assistance to any of Byzantine Ventures' portfolio companies. In addition, Byzantine Ventures believes that the ServOn business model of high quality Internet webhosting that Mr. White has developed may provide significant value to a number of Byzantine Ventures' portfolio companies for which web sites are important.

Byzantine Ventures has entered into a consulting agreement with Mr. White for a period of 11 months from August 25, 2000. The agreement will be renewed automatically after that period, unless either Byzantine Ventures or Mr. White gives a notice of termination of the agreement by May 31, 2001. After August 25, 2001, either party may terminate the agreement on fifteen days' notice. As compensation for his services, Byzantine Ventures pays him consulting fees of $2,000 per month and has granted him a fully vested option to purchase 20,000 shares of our common stock at $10 per share.

Gregory Schilling is an author, lecturer, newspaper columnist and financial consultant. He has lectured publicly on retirement planning, tax liability and estate management, as well as fixed and variable annuities and other topics. He writes an advice column in the Sonoma Index-Tribune and has written a book entitled, Healthy Estate Planning for Seniors. Mr. Schilling attended Sonoma State University. As a consultant to Byzantine Ventures, Mr. Schilling's duties include meeting with senior management, attending and participating in board meetings and reviewing and commenting on business plans, proposals, financial statements and other written materials provided by our portfolio companies. We expect that Mr. Schilling will spend approximately 20% of his time on his consulting activities for Byzantine Ventures.

We have entered into a consulting agreement with Mr. Schilling for a period of one year from July 1, 2000. The agreement will be renewed automatically after that period, unless either party gives a notice of termination of the agreement by May 31, 2001. After July 1, 2001, either party may terminate the agreement on fifteen days' notice. As compensation for Mr. Schilling's services, Byzantine Ventures pays him consulting fees of $2,000 per month and has granted him an option to purchase 2,000 shares of our common stock at $10 per share. Mr. Schilling's option vests over eighteen months, and will be fully vested on March 7, 2002, if his consulting agreement continues in effect.

As of September 15, 2000, Byzantine Ventures recognized a compensation charge of $171,420 for stock options granted to consultants, directors and employees.

Portfolio Transactions

Robert D. Leppo acquired the interests in the private portfolio companies that he contributed to Byzantine Ventures in private transactions that he negotiated directly with the portfolio companies or their affiliates. Capital stock of any portfolio companies that we acquire in the future will similarly be acquired primarily in private transactions negotiated directly with the portfolio companies or their affiliates. Mr. Leppo is principally responsible for negotiating the terms of our investments.

We may also invest a portion of our assets in the publicly traded securities of public companies. These investments and other investments that are not "qualifying assets" under the Investment Company Act may not exceed 30% of the value of our portfolio at the time of the investment.

Based on the investments contributed by Mr. Leppo or purchased by us, the net proceeds we expect to realize in this offering and because of our anticipated focus, our portfolio is and will continue to be highly concentrated.

Brokerage Allocation and Other Brokerage Practices

Because we ordinarily acquire and dispose of our investments in portfolio companies in privately negotiated transactions, we will infrequently use brokers in the normal course of business, except in cases of portfolio companies whose securities are or begin to be traded in public markets. If we sell publicly traded securities in our portfolio, we will seek to obtain the most favorable execution, that is, the best combination of net price and prompt, reliable execution. We believe that it is not possible to determine until a transaction is imminent that any particular broker will be able to effect the most favorable execution, because, in the context of an often changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction, and the broker's activity in the security and commission rates, as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement. We are not obligated to deal with any particular broker or group of brokers in the execution of transactions.

VALUATION OF PORTFOLIO SECURITIES

On a quarterly basis, our Board of Directors will determine the value of our assets. As a general principle, the current fair value of an investment is the amount that we might reasonably expect to receive for the asset if we were to sell it. Reasonable valuation of investments in private companies at any particular time is inexact and subjective. Generally, our Board of Directors will initially value at cost each new investment in a private company. On the occurrence of a significant development or other factor affecting a portfolio company, including results of operations, changes in general market conditions, subsequent financing or the availability of market quotations, our Board of Directors will consider whether such events warrant revaluing our investment.

No public market exists or will exist in the foreseeable future for most of our investments. Most of our investments are and will be restricted securities under the Securities Act. Our Chief Investment Officer usually negotiates for registration rights for us in connection with our investments, but such rights, even when available, often cannot be exercised for a substantial time, which may be years. The value of investments for which no public market exists cannot be precisely determined. Generally, our Board of Directors values our investments on a going-concern basis without considering disposition costs.

Our Board of Directors values our portfolio investments for which market quotations are readily available and which are freely transferable as follows:

    Securities traded on a securities exchange are valued at the closing price on the day the securities are being valued.

    Securities traded in the over-the-counter market are valued at the average of the closing bid and asked prices for the trading day the securities are being valued.

Our Board of Directors will value those portfolio investments for which market quotations are readily available but which are restricted from free trading in the public securities markets, including stock subject to Rule 144 under the Securities Act, by discounting the closing price or the closing bid and asked prices for the last trading day prior to the date of valuation to reflect the illiquidity imposed by the Rule 144 restrictions, but taking into consideration whether we have any contractual registration rights and when we might be able to exercise those rights. For this purpose, an investment that is exercisable for or convertible into a security for which market quotations are readily available or otherwise contains the right to acquire such a security is deemed to be an investment for which market quotations are readily available, but the value of the security is reduced by any consideration to be paid by us in connection with the exercise or conversion.

With respect to any debt securities in our portfolio with a maturity date within 60 days of the valuation date, our Board of Directors will value such securities using the amortized cost method. Securities with a maturity date of more than 60 days after the valuation date for which there is a market and which are freely transferable are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Certificates of deposit held in our portfolio will generally be valued at their face value, plus accrued interest.

The fair value of investments for which no market exists and for which our Board of Directors determines that the original cost of the investment is no longer an appropriate valuation will be determined on the basis of procedures established by our Board of Directors. Valuations may be based on such factors as earnings and net worth, the value of subsequent rounds of third-party financing, the market price of similar securities of comparable companies and an assessment of future financial prospects. In the case of unsuccessful operations, the valuation may be based on anticipated liquidation proceeds, if any.

Our Board of Directors may also consider, when available, a follow-on investment in a portfolio company's securities as a basis for valuation. This method of valuing a follow-on investment is appropriate only with respect to completed transactions or firm offers involving arms-length negotiations between issuer and investor. Our Board of Directors may value securities with legal, contractual or practical restrictions on transfer at a discount from their value determined by the foregoing methods, to reflect these restrictions.

Our Board of Directors will review its valuation policies from time to time and make adjustments it considers appropriate. The Board of Directors may also engage independent consultants to review the valuation procedures or to conduct independent valuations.

To determine the net asset value per share of our common stock, our Board of Directors will determine the value of our assets, including our portfolio securities, subtract our liabilities and divide the difference by the number of outstanding shares on the valuation date.

The value of our portfolio securities is inherently subjective. Our net asset value, as determined by the Board of Directors, may also not fully reflect the price at which you could sell your Byzantine Ventures shares in the secondary market, if a secondary market for our shares were to develop.

MANAGEMENT

Board of Directors and Executive Officers

Our Board of Directors provides broad supervision over our affairs. Currently, we have 3 directors, Robert D. Leppo, Gerald Katz and Daniel S. Krebs. Mr. Katz and Mr. Krebs are not "interested persons," as that term is defined in the Investment Company Act, of Byzantine Ventures or its affiliates, and are called "independent directors." Mr. Leppo is affiliated with Byzantine Ventures and is an "interested director." Except as required by law or our certificate of incorporation, stockholders will have no rights to participate in our business or operations.

Under the Investment Company Act, an "interested person" is any of our officers or employees, any person or entity that directly or indirectly controls, is controlled by or is under common control with Byzantine Ventures, anyone who directly or indirectly owns, controls or has the power to vote at least 5% of our outstanding voting securities, any entity of which we directly or indirectly own, control or have the power to vote at least 5% of its outstanding voting securities, any immediate family member of any of the foregoing persons, any registered broker or dealer and their affiliates, and any partner or employee of any law firm that has acted as our legal counsel within the last two years, and any other person that the Securities and Exchange Commission determines to be an interested person by virtue of a material business or professional relationship with Byzantine Ventures.

The following table contains information concerning our directors and officers:
Name and Address	Age	Position	Principal Occupation During Past 5 Years	Byzantine Ventures Shares Owned
Robert D. Leppo	57	President, Chief Investment Officer, Chief Financial Officer and Director	Private Investor	2,000,000
Gerald Katz	44	Director	Financial Consultant	1,250*
Daniel S. Krebs	42	Director	Attorney and Investment Banker	1,250*
Susan Singleton	38	Vice President, Chief Operating Officer and Secretary	Officer of Insurance Services Company	3,500*

* Purchasable within 60 days on exercise of outstanding stock options, which vest over 2 or 3 years. The number of shares subject to these options totals 34,000 shares.

Committees of the Board

Our Board of Directors has established an Audit Committee, which consists of Mr. Katz and Mr. Krebs. The Audit Committee annually will recommend to the Board of Directors the appointment of our independent public accountants, discuss and review the scope and fees of the prospective annual audit, review the results of the annual audit with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies relative to the adequacy of our internal accounting controls, review compliance with federal and state laws relating to accounting practices and review and approve transactions, if any, with affiliated parties.

Compensation of Officers and Directors

Byzantine Ventures has agreed to pay salaries to Robert D. Leppo, as President, Chief Investment Officer and Chief Financial Officer, and to Susan Singleton, as Vice President, Chief Operating Officer and Secretary, at the annual rate of $70,000 each. We have also granted an option to Ms. Singleton to purchase 14,000 shares of our common stock at a price of $5 per share. Ms. Singleton's option vests over 3 years from March 1, 2000. We have granted an option to purchase 10,000 shares, at $10 per share, to each of our independent directors, Gerald Katz and Daniel S. Krebs. Mr. Katz's and Mr. Krebs' options vest over 2 years from September 7, 2000. Byzantine Ventures also pays each independent director $1,000 per meeting attended. In addition, our Board of Directors may grant additional options to our officers and directors on such terms and conditions as our Board of Directors may approve.

Robert D. Leppo

Robert D. Leppo is our President, Chief Investment Officer and Chief Financial Officer. As our Chief Investment Officer, Mr. Leppo is responsible for finding, evaluating, structuring, monitoring and liquidating our investments. Although Mr. Leppo has experience as an investor, he has never operated or managed a BDC or any other venture capital fund.

Mr. Leppo received an A.B. degree in History from Stanford University in 1965 and an M.B.A. degree from Harvard Business School in 1969. He joined Capital Research in 1969, served as its transportation analyst and managed a $50,000,000 t ransportation-oriented equity portfolio. Mr. Leppo left Capital Research in 1977 to become a private investor and small business consultant. In 1989, he formed Romic Partners, Inc., which was registered as a commodity pool operator and commodity trading adviser with the Commodity Futures Trading Commission and as an investment adviser with the California Department of Corporations. In 1990, he formed Belisarius Fund, L.P., a commodities trading limited partnership. Mr. Leppo has also helped fund or organize several start-up companies and serves as a director on the boards of many of them, including AeroAstro, Inc., BioProtocol, Inc., Boveran, Inc., Celestis, Inc., Constructors, Inc., Hazel Wood Productions, High Adventure Travel, Inc., MedSeek Inc., PrintQuote.com, Inc. and ServOn Inc.

Daniel S. Krebs

Daniel S. Krebs is a principal with Presidio Strategies LLC, a specialty investment bank located in San Francisco, California. Mr. Krebs focuses on mergers and acquisitions, private placements and corporate development for emerging growth companies. Prior to joining Presidio Strategies in October 1999, he practiced business and corporate transactional law for approximately twelve years with The Hyde Law Corporation. As a partner of that law firm, he counseled clients on private placements, mergers and acquisitions, and general corporate matters. He also has substantial experience in real estate transactions. Mr. Krebs received his JD degree from the University of Southern California in 1984 and his BA degree from the University of California at Berkeley in 1980.

As a partner of The Hyde Law Corporation, Mr. Krebs acted as legal counsel for High Adventure Travel, Inc. and PrintQuote.com, both of which are our portfolio companies. The firm was paid normal and customary fees for such legal services. Mr. Krebs does not have any equity interest in The Hyde Law Corporation.

Gerald Katz

Gerald Katz is the founder and president of Katz Financial Services, Ltd., a financial consulting firm based in the San Francisco Bay Area, which advises young companies regarding financial strategy and institutional private equity investment. Mr. Katz has worked in a variety of industries, including medical services, software, electronic commerce, communications and financial services. Mr. Katz also has prior experience in the areas of debt and lease finance, corporate private placements, and interest rate and foreign exchange hedging. He received an MBA degree from the University of Chicago with specializations in finance, economics and statistics, and a joint BA/BS degree in economics and management, awarded With Distinction from the State University of New York at Buffalo. Mr. Katz is 44 years old and lives with his family in Marin County, California.

Mr. Katz has provided consulting services to Constructors, Inc., ePIT, Inc., High Adventure Travel, Inc., Relay Systems Inc. and Spacify.com, five of our portfolio companies. Mr. Katz also serves on the technical advisory board of Relay Systems, Inc. As compensation for his services to those companies, Mr. Katz has received consulting fees and options to purchase shares of their common stock. From High Adventure Travel, Inc. Mr. Katz has received consulting fees of $5,000 and an option to purchase 2,000 shares of its common stock, which represents less than 0.1% of the outstanding shares on a fully diluted basis. From Relay Systems, Inc. Mr. Katz has received $3,742 in consulting fees and an option to purchase 18,750 shares of common stock, 0.7% of the outstanding shares on a fully diluted basis. From ePIT, Inc., Mr. Katz has received consulting fees of $3,000. From Constructors, Inc., Mr. Katz has received an option to purchase 5,000 shares of common stock, which represents less than 0.1% of the outstanding shares on a fully diluted basis. From Spacify.com, Mr. Katz has received consulting fees of $2,500.

Susan Singleton

Susan Singleton is our Vice President, Chief Operating Officer and Secretary. Prior to joining Byzantine Ventures, Ms. Singleton was President of Lawyers Management Insurance Services (LMIS)/Attorneys of California Insurance Association in San Francisco, California. Before that, she was Vice President of LMIS/Pelican Insurance Services and Underwriter and Assistant Marketing Vice President of Pelican Insurance Services in San Francisco, California. Before working in the insurance industry, Ms. Singleton was the Client Executive with Legal Video Services in Oakland, California, and prior to that, she was the assistant to the managing partner at Pillsbury, Madison & Sutro, a law firm in San Francisco, California.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information, as of the date of this prospectus, and as adjusted to give effect to this offering, assuming all 200,000 shares are sold, with respect to the beneficial ownership of our shares by (a) each person known to us to own beneficially more than 5% of our outstanding shares, (b) each of our executive officers and directors who owns any of our shares, and (c) all of our executive officers and directors as a group:
Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage Beneficially Owned Before Offering After Offering
Robert D. Leppo President, Chief Investment Officer, Chief Financial Officer and Director 5655 College Avenue, Suite 250 Oakland, CA 94618	2,000,000	100%	91%
Gerald Katz Director	1,250*	**	**
Daniel S. Krebs Director	1,250*	**	**
Susan Singleton Vice President, Chief Operating Officer and Secretary	3,500*	**	**
All directors and executive officers as a group, consisting of 4 persons	2,006,000	100%	91%

____________

* Purchasable within 60 days on exercise of outstanding stock options. See "Management."

** Less than 1%.

CONFLICTS OF INTEREST

We are subject to actual and potential conflicts of interest arising out of relationships that we have with our President and Chief Investment Officer and other officers and directors. These conflicts include, but are not limited to, the following:

Other Activities of the Officers and Directors

We rely on our President and Chief Investment Officer and our other officers and directors for management and administration of Byzantine Ventures and our assets. Such persons engage in and will continue to engage in other business activities, including providing services to portfolio companies. This may cause conflicts of interest for our officers and directors in allocating their time between Byzantine Ventures and those other activities. Nonetheless, our other officers and directors believe that they can fully discharge their responsibilities to Byzantine Ventures.

Allocation of Investment Opportunities

Because our President and Chief Investment Officer and our other officers and directors are affiliated or have relationships with other investment funds and programs, Byzantine Ventures may from time to time want to make portfolio investments at the same time as those other funds and programs want to make those investments. If this occurs, conflicts of interest can arise regarding whether Byzantine Ventures or one or more others of those funds and programs should make a particular investment. Our ethics policy prohibits our officers and directors from investing in companies in which we could invest without first disclosing and offering the opportunity to us. Nevertheless, our President and Chief Investment Officer and our other officers, directors and employees may invest in companies in which we do not invest.

Co-Investment

We may invest in companies in which our President and Chief Investment Officer, our other directors and officers or their affiliates may also invest. We may make such investments without our stockholders' approval. Such investments must be approved, however, by a majority of our independent directors or be made pursuant to an exemptive order from the Securities and Exchange Commission.

Conflicts with Portfolio Companies

The interests of a company in which we invest may, from time to time, conflict with our interests. Mark L. Ludwig and Richard P. White, our consultants, also personally own equity interests in and are directors, officers or employees of many of our portfolio companies and are also engaged independently as consultants by Robert D. Leppo and by some of our portfolio companies. Our President and Chief Investment Officer and our consultants serve many of our portfolio companies as directors, officers, employees, consultants or advisers, and, in those capacities, may have various legal, financial or other duties to those portfolio companies. Such duties may include fiduciary duties to act in the best interests of the respective portfolio companies. We will attempt to resolve such conflicts in a manner that we judge to be fair and in the interests of Byzantine Ventures.

Distribution of Our Shares by an Affiliate

Our President and Chief Investment Officer will manage this offering and the distribution of our shares. Accordingly, no "due diligence" investigation is being performed by an underwriter or any other independent person.

Lack of Separate Legal Representation

The attorneys who perform services for Byzantine Ventures also perform services for our President and Chief Investment Officer, but do not represent our investors or perform services for our investors. Without independent legal representation, you may not receive legal advice regarding matters that might be in your interest but contrary to the interests of Byzantine Ventures or our President and Chief Investment Officer. Should a dispute arise between Byzantine Ventures and our President and Chief Investment Officer or should negotiations or agreements between Byzantine Ventures and our President and Chief Investment Officer, other than those existing or contemplated on the effective date of the prospectus, require the advice of counsel, our Board of Directors will cause Byzantine Ventures to retain separate counsel.

INVESTMENT COMPANY ACT REGULATION

We have elected to be regulated as a business development company, or "BDC," under the Investment Company Act. A BDC is a special type of closed-end, non-diversified investment company regulated by the Securities and Exchange Commission under the Investment Company Act. As a BDC, we are regulated only by those portions of the Investment Company Act pertaining to BDCs. We are not required to register as an investment company and are exempt from many provisions of the Investment Company Act. Some of the provisions of the Investment Company Act that apply to us are less stringent than those that apply to registered investment companies.

Generally, to be eligible for BDC status, a company must engage in the business of furnishing capital and significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. Such companies are termed "eligible portfolio companies." More specifically, to qualify as a BDC, a company must:

    be a United States company;

    have registered a class of its equity securities or have filed a registration statement with the Securities and Exchange Commission pursuant to section 12 of the Securities Exchange Act of 1934;

    operate for the purpose of investing in the securities of eligible portfolio companies;

    extend or offer to extend significant managerial assistance generally to its eligible portfolio companies;

    have a majority of directors who are not "interested persons"; and

    have filed a proper notice of election with the Securities and Exchange Commission.

An "eligible portfolio" company is generally a United States company that is not an investment company and that:

    has no class of securities listed on a national securities exchange or on a dealer's margin list, or is actively controlled by a BDC, either alone or acting as part of a controlling group, and has an affiliate of the BDC on such company's board of directors, or meets other criteria as may be established from time to time by rules of the Securities and Exchange Commission.

Significant managerial assistance includes any arrangement in which a BDC offers to provide, and, if accepted, in fact provides, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. Significant managerial assistance may also consist of the BDC's exercise of a controlling influence over the management or policies of a portfolio company, either acting individually or as part of a group acting together. Robert D. Leppo, our President and Chief Investment Officer, and other directors, officers and consultants of Byzantine Ventures are members of the boards of directors or are officers of some of our portfolio companies and provide managerial assistance in those capacities and through informal consultations. We offer significant managerial assistance to all of our eligible portfolio companies.

The Investment Company Act prohibits BDCs from investing in specified types of companies, such as brokerage firms, insurance companies, investment banking firms and investment companies. In addition, at any time that a BDC adds a new investment to its portfolio, that investment either must be in "qualifying assets" or at least 70% of the BDC's assets must consist of "qualifying assets." Qualifying assets include:

    securities of an eligible portfolio company purchased from the issuer,

    securities of an eligible portfolio company purchased in a private placement from any person if before the purchase the BDC owned at least 60% of the issuer's outstanding securities,

    securities acquired in exchange for or distributed with respect to the BDC's investment in an eligible portfolio company,

    securities of bankrupt or insolvent companies, and

    cash, cash items, government securities, or high quality debt securities maturing in a year or less from the time of investment.

The Investment Company Act also restricts the nature of the transactions in which, and the parties from whom, securities can be purchased in order to be considered qualifying assets. These restrictions include limiting purchases to transactions not involving public offerings and acquiring securities directly from portfolio companies or their officers, directors or affiliates.

We may sell our shares at a price below our net asset value per share only (a) after a majority of our independent directors has determined that such a sale would be in our best interests and the best interests of our stockholders, and (b) on the approval by the holders of a majority of our outstanding voting securities, including a majority of the voting securities held by non-affiliated persons, of such a policy or practice within a year prior to the sale. A majority of our outstanding voting securities means the lesser of (a) 67% of our common stock present at a meeting at which the holders of more than 50% of our outstanding common stock are present or represented by proxy, and (b) more than 50% of our outstanding common stock.

The Investment Company Act restricts some kinds of transactions between Byzantine Ventures or a company under our control, and specified persons associated with Byzantine Ventures. Any person who owns, controls or holds power to vote more than 5% of our outstanding common stock, any director, executive officer or general partner of that person, and any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of our independent directors and, in some situations, the prior approval of the Securities and Exchange Commission, before engaging in specified types of transactions that involve us or any company that we control. The Investment Company Act generally does not restrict transactions between a BDC and its portfolio companies.

FEDERAL INCOME TAX MATTERS

You should consult your own tax advisers regarding the tax considerations applicable to your purchase of our shares. This discussion does not address all aspects of federal income taxation relevant to holders of our shares in light of their personal circumstances, or to foreign taxpayers or other types of holders subject to special treatment under federal income tax laws. This discussion does not address any aspects of foreign, state or local tax laws. We intend to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income, consisting generally of net investment income from interest and dividends and net short-term capital gains. We must also meet several additional requirements, including:

    At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to secured loans, and gains from sales or other disposition of securities, or other income derived with respect to our business of investing in securities,

    As of the close of each quarter of our taxable year, at least 50% of the value of our assets must consist of cash, cash items, government securities, the securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of our total assets or more than 10% of the outstanding voting securities of such issuer, and

    As of the close of each quarter of our taxable year, no more than 25% of the value of our total assets may be invested in the securities of one issuer, other than U.S. government securities or the securities of other regulated investment companies, or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

If we were unable to qualify for treatment as a regulated investment company, we would be subject to tax on our ordinary income and capital gains, including gains realized on the distribution of appreciated property, at regular corporate rates. We would not be able to deduct distributions to our stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to limitations under the Internal Revenue Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as gain realized from the sale or exchange of property.

If we qualify as a regulated investment company and distribute to our stockholders each year in a timely manner at least 90% of our "investment company taxable income" as defined in the Internal Revenue Code, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. In addition, if we distribute in a timely manner the sum of (a) 98% of our ordinary income for each calendar year, (b) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. We are subject to regular corporate income tax, currently at rates up to 35%, on any undistributed net investment income and any undistributed net capital gain. We are subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

The diversification requirements outlined above, however, are liberalized in the case of some investment companies. In particular, if we, as a BDC, meet specified requirements described below, the 50% diversification requirement is modified so that we may include in our 50% pool of investments, the value of the securities of any corporate issuer, even if we hold more than 10% of the corporate issuer's voting securities, so long as at the time of the latest investment in the applicable corporate issuer's securities our tax basis in all securities issued by the corporate issuer does not exceed 5% of the total value of all of our assets. This exception does not apply if we have continuously held any securities of the applicable corporate issuer for a period of 10 years.

For the modified diversification rule to apply, the Securities and Exchange Commission must determine and certify to the Internal Revenue Service, no more than 60 days prior to the close of a tax year, that we are principally engaged in furnishing capital to corporations which corporations are themselves principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available. For purposes of these determinations, a corporation is considered principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available for at least 10 years after the first acquisition of any security in that corporation by us if, at the date of the original acquisition, the issuer corporation was principally so engaged. In addition, we are considered at any date to be furnishing capital to any corporation whose securities we hold, if within 10 years before that date, we have acquired securities in the applicable corporate issuer.

The modified diversification rule does not apply to any quarter if, at the close of such quarter, more than 25% of our total assets comprise securities of corporate issuers, with respect to each of which (a) we hold more than 10% of the outstanding voting securities of that issuer and (b) we have continuously held a security of that issuer, or a predecessor, for 10 or more years.

If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed, or certain "qualified variable rates," or that are not payable, or payable at regular intervals over the life of the obligation, we are required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by us, and may be required to make distributions in order to continue to qualify as a regulated investment company or to avoid the 4% excise tax on certain undistributed income. In this event, we may be required to sell temporary investments or other assets to meet the distribution requirements.

For any period during which we qualify as a regulated investment company for federal income tax purposes, distributions to our stockholders attributable to our ordinary income, including dividends, interest and original issue discount, and net short-term capital gains generally are taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the stockholder's adjusted tax basis in his or her shares of our common stock and then as gain from the sale of shares of our common stock. Distributions of our net long-term capital gains, designated by us as capital gain dividends, are taxable to our stockholders as long-term capital gains regardless of the stockholder's holding period in our common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gain, dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, are treated as if it were paid by us and received by stockholders on December 31 of the preceding year. In addition, we may elect to relate a dividend back to the prior taxable year if we (a) declare such dividend prior to the due date for filing our return for that taxable year, (b) make the election in that return, and (c) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. That election will not alter the general rule that a stockholder is treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

To the extent that we retain any net long-term capital gains, we may designate them as "deemed distributions" and pay a tax thereon for the benefit of our stockholders. In that event, our stockholders will report their shares of retained realized capital gains on their individual tax returns as if the shares had been received, and report a credit for the tax paid thereon by us. The amount of the deemed distribution net of that tax is then added to the stockholder's adjusted tax basis in our shares. Since we expect to pay tax on capital gains at regular corporate tax rates and the rate payable by individuals on those gains can currently be as low as 20%, the amount of credit that individual stockholders may report is expected to exceed the amount of tax that they would be required to pay on capital gains. Stockholders that are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.

We will be treated as a personal holding company under Section 542 of the Internal Revenue Code. As a personal holding company, if we retain any undistributed investment company taxable income, such income is subject to tax on the highest marginal return capital, and we could be subject to a penalty tax on any undistributed personal holding company income.

Section 1202 of the Internal Revenue Code permits the exclusion, for federal income tax purposes, of 50% of any gain, subject to specified limitations, realized on the sale or exchange of "qualified small business stock" held for more than 5 years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must (a) at the time of issuance and immediately thereafter have assets of not more than $50,000,000 and (b) throughout substantially all of the holder's holding period for the stock be actively engaged in the conduct of a trade or business not excluded by law. If we acquire qualified small business stock, hold such stock for 5 years and dispose of such stock at a profit, a stockholder who held shares at the time we purchased the qualified small business stock and at all times thereafter until we disposed of the stock would be entitled to exclude from his or her taxable income 50 percent of such stockholder's share of such gain. Of any amount so excluded, 42 percent would be treated as a preference item for alternative minimum tax purposes if the holding period of the stock begins on or before December 31, 2000. If the holding period of the stock begins after December 31, 2000, 28 percent of the amount so excluded would be treated as a preference amount. Comparable rules may apply under the qualified small business stock "rollover" provisions of section 1045 of the Internal Revenue Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than 6 months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock. The portfolio securities initially transferred to us by Robert D. Leppo will not qualify as qualified small business stock, even if they would have otherwise so qualified in the hands of Mr. Leppo.

A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges our shares. Any gain arising from the sale or exchange of shares generally is treated as capital gain or loss if the shares are held as a capital asset, and is treated as long-term capital gain or loss if the stockholder has held the shares for more than a year. Any capital loss arising from a sale or exchange of shares of common stock held for 6 months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain dividends, or undistributed capital gain, received with respect to those shares.

We may be required to withhold U.S. federal income tax at the rate of 31 percent of all taxable distributions payable to our stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the Internal Revenue Service notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

Federal withholding taxes at a 30 percent rate, or a lesser treaty rate, may apply to certain distributions to our stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign stockholders should consult their tax advisers with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in Byzantine Ventures.

We will mail to each stockholder, promptly after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in that stockholder's taxable income for that year as net investment income, as net realized capital gains, if applicable, and as "deemed" distributions of capital gains, including taxes paid by us with respect thereto. In addition, the federal tax status of each year's distributions will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in Byzantine Ventures.

Under our Dividend Reinvestment Plan, all cash distributions to our stockholders will be automatically reinvested in additional whole and fractional Shares unless a Stockholder elects to receive cash. For federal income tax purposes, however, Stockholders may be deemed to have constructively received cash and such amounts should be included in their income to the extent that constructive distribution otherwise represents a taxable dividend for the year in which the distribution is credited to a Stockholder's account. The amount of the distribution is the value of the Shares acquired through the Plan.

EMPLOYEE RETIREMENT INCOME SECURITY ACT CONSIDERATIONS

The provisions of the Employee Retirement Income Security Act of 1974 are extremely complex, as are the Internal Revenue Code provisions dealing with prohibited transactions, section 4975. Consequently, benefit plan investors that are subject to either or both of these sets of provisions should consult their own advisers before investing in shares.

A fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act should consider all applicable fiduciary standards under the Employee Retirement Income Security Act, in the context of the employee benefit plan's particular circumstances, before authorizing an investment of all or any portion of such employee benefit plan's assets in our shares. Among other factors, the fiduciary should consider (a) whether the investment satisfies the prudence requirements of section 404(1)(B) of the Employee Retirement Income Security Act, (b) whether the investment satisfies the diversification requirements of section 404(a)(1)(C) of the Employee Retirement Income Security Act, and (c) whether the investment is in accordance with the documents and instruments governing the employee benefit plan as required by section 404(a)(1)(D) of the Employee Retirement Income Security Act. A fiduciary of any benefit plan investor should consider whether a prohibited transaction in violation of section 406 of the Employee Retirement Income Security Act or section 4975 of the Internal Revenue Code will occur in connection with the investment, and how the definition of "plan assets" under the Department of Labor regulations interpreting the Employee Retirement Income Security Act affects the investment. Persons who control the investments of individual retirement accounts should consider the factors listed above, as well as the prohibited transaction rules of section 408(e)(2) of the Internal Revenue Code.

The Employee Retirement Income Security Act does not define the term "plan assets." Under Department of Labor regulations, however, the assets of pooled investment vehicles may be treated as plan assets. If the assets of Byzantine Ventures are deemed to be plan assets of the employee benefit plans or individual retirement accounts that own shares, (a) the prudence standards and other fiduciary provisions of the Employee Retirement Income Security Act will extend to investments made by Byzantine Ventures, (b) the person or persons who have discretion over the assets of the employee benefit plans that invest in Byzantine Ventures may have co-fiduciary liability under the Employee Retirement Income Security Act for investments made by Byzantine Ventures that do not comply with the Employee Retirement Income Security Act's fiduciary standards, and (c) transactions that Byzantine Ventures might enter into in the future in the ordinary course of its business might constitute prohibited transactions of an employee benefit plan or individual retirement account under the Employee Retirement Income Security Act or the Internal Revenue Code. A prohibited transaction may result in the imposition of an excise tax under the Internal Revenue Code on the disqualified person participating in the prohibited transaction or result in the deemed distribution of the individual retirement account. In addition, a prohibited transaction may result in personal liability on the part of the employee benefit plan fiduciary or individual retirement account fiduciary for the cost of correcting the prohibited transaction.

Byzantine Ventures' assets would not be considered "plan assets" under the Employee Retirement Income Security Act so long as, among other things, the shares are "publicly-offered securities" or Byzantine Ventures qualifies as a "venture capital operating company" within the meaning of the Department of Labor regulations. Shares will be considered to be publicly-offered securities if they are widely held, freely transferable, and either (a) part of a class of securities registered under section 12(b) or 12(g) of the Security Exchange Act, or (b) sold to an employee benefit plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act, provided that the shares are thereafter registered under the Securities Exchange Act within a specified time period. A "venture capital operating company" is generally an entity that invests 50% or more of its assets in operating companies over which the entity exercises specified management rights.

We expect that our outstanding shares will be deemed to be publicly-offered securities under the Department of Labor regulations. We also might qualify as a venture capital operating company. Accordingly, we believe that our underlying assets should not be deemed "plan assets."

DESCRIPTION OF SECURITIES

Our total authorized capital stock consists of 20,000,000 shares of common stock, par value $0.001 per share. The following description of our common stock is qualified in all respects by reference to our Certificate of Incorporation and Bylaws, which were filed as exhibits to the registration statement of which this prospectus is a part.

The holders of common stock elect all directors and are entitled to one vote for each share held of record on all matters to be voted on by stockholders. As of the date of this prospectus, 2,000,000 shares were issued and outstanding, all of which are owned by Robert D. Leppo. On successful completion of this offering, 2,200,000 shares will be issued and outstanding. Subject to preferences that may apply to any outstanding preferred stock, all shares participate equally in dividends, when and as declared by the Board of Directors, and in net assets on liquidation. The shares have no preference, conversion, exchange, preemptive, sinking fund or cumulative voting rights. The shares are not assessable. After this offering, if all 200,000 shares are sold, Robert D. Leppo will continue to have overwhelming voting control over all matters relating to Byzantine Ventures, except only those few matters requiring the affirmative vote of the holders of a majority of the shares held by nonaffiliates.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Transfer Online, Inc., 227 South West Pine Street, Portland, Oregon.

RESTRICTIONS ON TRANSFER

Our stockholders will not be permitted to transfer shares they purchase in this offering until the termination of the offering. This offering will be terminated when all 200,000 shares are sold, when our Board of Directors decides to terminate it or 9 months from the date of this prospectus, whichever is the earliest date.

Although we intend to attempt to cause the shares to be quoted in the National Daily Quotation Sheets maintained by the NASD thereafter, there may not be a public market for our shares even if we are successful, and, therefore, you should not expect to be able readily to liquidate your investment or to use the shares as collateral for a loan. If you desire to transfer shares, you might not be able to find a buyer due to market conditions or the general illiquidity of the shares. Moreover, if you are able to sell your shares, you might receive less than the amount of your original investment.

LEGAL PROCEEDINGS

Neither Byzantine Ventures nor our President and Chief Investment Officer nor any other director of Byzantine Ventures is a party to any pending legal proceedings that are material to Byzantine Ventures.

LEGAL MATTERS

Shartsis, Friese & Ginsburg LLP, San Francisco, California, will pass on certain legal matters with respect to the offering for us.

EXPERTS

Our financial statements as of May 31, 2000, have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, San Francisco, California, independent auditors to the Fund, appearing elsewhere herein, given on the authority of the same firm as experts in auditing and accounting.

CUSTODIAN

First Republic Trust Company, 111 Pine Street, San Francisco, California, acts as our custodian, with responsibility for the safekeeping of certificates representing the shares of stock and other securities that we acquire in our portfolio companies.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholder and Board of Directors of

Byzantine Ventures, Inc.

In our opinion, the accompanying statement of assets and liabilities and schedule of investments present fairly, in all material respects, the financial position of Byzantine Ventures, Inc. (the "Fund") at May 31, 2000, in conformity with accounting principles generally accepted in the United States. The statement of assets and liabilities and schedule of investments (the "financial statement") are the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether this financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in this financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included physical examination of securities owned as of May 31, 2000, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California

September 7, 2000
Byzantine Ventures, Inc.
Statement of Assets and Liabilities
May 31, 2000

Assets
	Portfolio investments, at fair value
	(Cost of Investments $11,756,135)	$11,756,135
	Cash	167,500

	Total Assets	11,923,635

Liabilities
	Accounts Payable and accrued expenses	-

Net Assets		$11,923,635

	Net assets consist of :
	Common Stock, $0.001 par value, 20,000,000 shares authorized
	2,000,000 shares issued and outstanding (Note 3).	$ 2,000
	Additional Paid in Capital	11,921,635

	Net Assets	$11,923,635

	Net Asset Value per Share*	$ 5.96

* Based on net assets of $11,923,635 and 2,000,000 shares issued and outstanding.

	The accompanying notes are an integral part of this financial statement.
Byzantine Ventures, Inc.
Schedule of Investments
May 31, 2000

Common Stocks (29%)	SHARES	VALUE
AeroAstro, Inc.	2,214,214	$ 2,214,214
Celestis, Inc.	18,667	70,000
High Adventure Travel, Inc.	83,570	41,667
Impulse Devices, Inc.	200,000	100,000
MedSeek Inc.	671,250	671,250
PrintQuote.com, Inc.	243,575	358,055
ServOn Inc.	100,000	10,000
Total Common Stocks (Cost $3,465,186)		3,465,186

Convertible Preferred Stocks (68%)	SHARES	VALUE
Array BioScience Corp. - Series A	40,000	50,000
AuctionWatch.com, Inc. - Series A	675,000	1,282,500
BioProtocol, Inc. - Series B	119,048	25,000
Boveran, Inc. - Series A	620,590	595,766
BridgePath, Inc. - Series A	366,748	733,496
Constructors, Inc. - Series A	300,000	600,000
Constructors, Inc. - Series B	5,000	10,000
dashbox.com, Inc. - Series A	17,857	10,000
ePIT, Inc. - Series A	200,000	130,000
GetRelevant - Series A	825,000	387,750
GetRelevant - Series B	132,979	62,500
Hazel Wood Productions- Series A	428,571	75,000
High Adventure Travel, Inc. - Series A	188,582	477,622
High Adventure Travel, Inc. - Series B	25,664	65,000
Impulse Devices, Inc. - Series A	455,000	978,250
Impulse Devices, Inc. - Series B	93,024	200,002
Invisiblehand, Inc. - Series A	57,778	52,000
MedSign International, Inc. - Series A	15,000	15,000
PrintQuote.com, Inc. - Series A	468,750	689,063
Relay Systems, Inc. - Series A	268,145	150,000
ServOn Inc. - Series A	675,000	1,350,000
Spacify.com - Series A	723,810	152,000
Total Preferred Stocks (Cost $8,090,949)		8,090,949

Convertible Notes (2%)	PAR	VALUE
OntheRail, Inc.	$100,000	100,000
Relay Systems, Inc.	100,000	100,000
Total Convertible Notes (Cost $200,000)		200,000

Total Investments (Cost $ 11,756,135)		11,756,135

Cash (1%)		167,500

Net Assets (100%)		$ 11,923,635
The accompanying notes are an integral part of this financial statement.

Byzantine Ventures, Inc.

Notes to the Statement of Assets and Liabilities

May 31, 2000

Note 1: Organization and Business Purpose

Byzantine Ventures, Inc. ("the Company") is an internally managed, closed-end investment company, organized as a Delaware corporation on January 3, 2000. The Company's investment objective is to achieve long-term capital appreciation by investing primarily in equity securities of private United States companies that are seeking capital for start-up operations, business expansion, product development or strategic acquisitions.

In April and May 2000, Robert D. Leppo, the Company's President and sole stockholder, contributed portfolio investments with an estimated fair value of $11,514,885 and cash of $408,750 in exchange for 2,000,000 shares of common stock. The investments contributed with an estimated fair value of $11,514,885 were acquired by Mr. Leppo at a purchase cost of $7,037,259. In addition, in May 2000, the Company purchased investments at a cost of $241,250.

Except for the organization of the Fund and the aforementioned accumulation of portfolio investments, the Company had no operations through May 31, 2000.

Note 2: Significant Accounting Policies

USE OF ESTIMATES: Estimates and assumptions are required to be made regarding assets and liabilities when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from the amounts recorded.

VALUATION OF INVESTMENTS: Portfolio Investments are recorded at fair value. At May 31, 2000, none of the Company's portfolio investments have readily determinable market values. The Company's Board of Directors has valued each investment based on the cost of the investment adjusted for the effects of significant developments or other factors affecting a portfolio company, which provide a different basis for valuation. Significant developments or other factors affecting a portfolio company include subsequent financing transactions, results of operations and changes in general market conditions. Such values do not reflect brokers fees or other selling costs.

Cost of investments for financial statement purposes represents either: (1) the estimated fair value on the date the investments were contributed to the Company, with fair value determined as previously described; or (2) the Company's purchase cost.

Because of the inherent uncertainty of the valuation of portfolio investments that do not have readily determinable market values, the Company's estimate of fair value may differ significantly from the fair value that would have been used had a ready market existed for the investments, and such differences could be material.

INVESTMENT TRANSACTIONS: Investment transactions are recorded on the trade date.

FEDERAL INCOME TAXES: The Company intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income and gains to its stockholders sufficient to relieve it from all or substantially all federal income taxes.

ORGANIZATIONAL AND OFFERING COSTS: Through May 31, 2000, the organizational and offering costs of the Company have been borne by Mr. Leppo.

CONCENTRATION OF CREDIT RISK: As a non-diversified investment company, the Company's investments may be concentrated in certain industries and market segments as shown on the Schedule of Investments. Such concentrations may result in increased volatility in portfolio returns.

Note 3: Subsequent Events

CONTRIBUTION OF INVESTMENTS AND CASH: During the period June 1, 2000, through September 7, 2000, Mr. Leppo made capital contributions to the Company of cash of $7,000,000 and portfolio investments with an estimate fair value of $55,520.

STOCK SPLIT: On September 7, 2000, the Board of Directors approved an increase in the authorized common stock to 20,000,000 shares ($0.001 par value per share) and a two thousand-for-one (2,000:1) split of the common stock. The effect of the stock split has been recognized retroactively in the statement of assets and liabilities as of May 31, 2000, and in these notes to the statement of assets and liabilities.

STOCK OPTION PLAN: On September 7, 2000, the Board of Directors adopted the Byzantine Ventures, Inc. 2000 Stock Option Plan. On that date, the Board of Directors granted employees, outside consultants and directors non-qualified options to purchase a total of 96,000 shares of common stock.

BYZANTINE VENTURES, INC.
PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

1. Financial Statements.

2. Exhibits

3(i) Certificate of Incorporation of Byzantine Ventures, Inc.

3(ii) Bylaws of Byzantine Ventures, Inc.

4(i) Form of Share Certificate

4(ii) Form of Dividend Reinvestment Plan

5. Opinion and Consent of Shartsis, Friese & Ginsburg LLP, San Francisco, California

23. Consent of PricewaterhouseCoopers LLP, San Francisco, California

99(i) Form of Stock Option Plan

99(ii) Form of Custodian Agreement

99(iii) Form of Transfer Agent Agreement

99(iv) Code of Ethics of Byzantine Ventures, Inc.

99(v) Indemnification Agreement

99(vi) Consulting Agreement between Byzantine Ventures, Inc. and Mark L. Ludwig

99(vii) Consulting Agreement between Byzantine Ventures, Inc. and Richard P. White

99(viii) Consulting Agreement between Byzantine Ventures, Inc. and Gregory Schilling

Item 25. Marketing Arrangements.

Not applicable.

Item 26: Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses expected to be incurred by Byzantine Ventures, Inc. in connection with the offering described in this registration statement. The table does not include expenses paid by Robert D. Leppo for which he will not be reimbursed.

Registration fees: $    1,056

Printing: 550

Internet expenses and fees: 20,000

Accounting fees and expenses: 60,000

Legal fees and expenses: 80,000

Transfer Agent Fees: 1,000

Miscellaneous    7,000

TOTAL: $169,606

Item 27: Persons Controlled by or under Common Control with Registrant.

Each of the following entities might be deemed to be under common control with Byzantine Ventures, Inc.:
Entity	Basis of Common Control	Place of Organization
Romic Partners, Inc.	President and sole shareholder is Robert D. Leppo	California
Belisarius Fund L.P.	General Partner is Romic Partners, Inc., the President and sole shareholder of which is Robert D. Leppo	California
Each of the following entities might be deemed to be controlled by Byzantine Ventures, Inc.:
Entity	Basis of Control	Place of Organization
Hazel Wood Productions	Byzantine Ventures, Inc. owns approximately 49% of the outstanding common stock, on a fully diluted basis. Robert D. Leppo is a director.	California
ServOn Inc.

Byzantine Ventures, Inc. owns common and convertible preferred stock representing approximately 47% of the outstanding common stock, on a fully diluted basis. Robert D. Leppo, Richard White and Mark Ludwig are the officers and directors.

Delaware
TriMet Industries, Inc.

Byzantine Ventures, Inc. owns common stock representing approximately 25% of the outstanding common stock, on a fully diluted basis. Robert D. Leppo and Mark Ludwig are directors. Mark Ludwig is also a founder and shareholder .

Michigan
Zeptocon Scientific Corporation	Byzantine Ventures, Inc. owns preferred stock representing approximately 34% of the outstanding common stock on a fully diluted basis.	Delaware

Item 28: Number of Holders of Securities.

Not applicable

Item 29. Indemnification.

Under Article 11 of the Bylaws of Byzantine Ventures, Inc., it may indemnify its directors, officers, employees, agents or fiduciaries, including its President and Chief Investment Officer, to the extent permitted by Delaware law.

Pursuant the form of indemnification agreement for the officers, directors, employees, agents or fiduciaries of Byzantine Ventures, Inc., and anyone who at the request of Byzantine Ventures, Inc. serves as an officer, director, employee, agent or fiduciary of another entity, Byzantine Ventures, Inc. will indemnify and defend a person indemnified under that agreement from any fine, penalty, expense, judgment or amount paid in settlement, including attorneys' fees reasonably incurred, which the indemnified person incurs by reason of his or her service as a director, officer, employee, agent or fiduciary of Byzantine Ventures, Inc. or of any such other entity, if the indemnified person acted in good faith and in a manner he or she believed to be in or not opposed to the best interests of Byzantine Ventures, Inc., and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. If an indemnified person is adjudged to have committed any of the foregoing, he or she will be required to reimburse Byzantine Ventures, Inc. for any funds advanced or expended on his or her behalf. To the extent possible, Byzantine Ventures, Inc. will make arrangements so that an indemnified person need not expend or advance any of his or her own funds.

Byzantine Ventures, Inc. may pay in advance of the final disposition expenses incurred in defending a civil or criminal action, suit or proceeding on receipt of an undertaking by or on behalf of an indemnified person to repay those amounts if it is ultimately determined that he or she is not entitled to be indemnified by Byzantine Ventures, Inc.

Item 30. Business and Other Connections of Chief Investment Officer.

Not Applicable.

Item 31. Location of Accounts and Records.

Our records are located at:

Byzantine Ventures, Inc.

5655 College Avenue, Suite 250

Oakland, California 94618

Item 32. Management Service.

Not applicable.

Item 33. Undertakings.

1. Registrant hereby undertakes to suspend offering the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this registration statement, Registrant's net asset value declines more than 10% from its net asset value as of the effective date of this registration statement, or (b) Registrant's net asset value increases to an amount greater than $19 per share, the expected net per share proceeds of this offering.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. Not applicable.

6. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco and State of California on the 11th day of October, 2000.

Byzantine Ventures, Inc.

(Registrant)

By: /s/ Robert D. Leppo
Robert D. Leppo
President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert D. Leppo and Susan Singleton, and each of them, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Robert D. Leppo Robert D. Leppo Director	Date: October 11 , 2000
/s/ Gerald Katz Gerald Katz Director	Date: October 11 , 2000
/s/ Daniel S. Krebs Daniel S. Krebs Director	Date: October 11 , 2000

EXHIBIT INDEX
Exhibit Number	Exhibit Description
3(i)(a)	Certificate of Amendment of Certificate of Incorporation of Byzantine Ventures, Inc.
3(i)(b)	Certificate of Incorporation of Byzantine Ventures, Inc.
3(ii)	Bylaws of Byzantine Ventures, Inc.
4(i)	Share Certificate
4(ii)	Dividend Reinvestment Plan
* 5.	Opinion and Consent of Shartsis, Friese & Ginsburg LLP, San Francisco, California
23.	Consent of PricewaterhouseCoopers LLP, San Francisco, California
99(i)	Stock Option Plan
99(ii)	Custodian Agreement
99(iii)	Transfer Agent Agreement
99(iv)	Code of Ethics of Byzantine Ventures, Inc.
99(v)	Indemnification Agreement
99(vi)	Consulting Agreement between Byzantine Ventures, Inc. and Mark L. Ludwig
99(vii)	Consulting Agreement between Byzantine Ventures, Inc. and Richard P. White
99(viii)	Consulting Agreement between Byzantine Ventures, Inc. and Gregory Schilling

* to be filed by amendment